                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive Proxy Statement

     [X] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                      Bassett Furniture Industries, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

     (3) Filing party:

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     (4) Date filed:
                              2-20-98
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
                   BASSETT FURNITURE INDUSTRIES, INCORPORATED
                               BASSETT, VIRGINIA

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD MARCH 24, 1998

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Bassett Furniture Industries, Incorporated (the Company) will be held at the Bassett Country Club, Oak Level Road at Highway 57 West, Bassett, Virginia, on Tuesday, March 24,1998, at 11:30 a.m., Local Time, for the purpose of considering and acting upon the following:

         1.      The election of thirteen Directors.

         2. A proposal to approve the Bassett Furniture Industries, Incorporated 1997 Employee Stock Plan.

         3. A proposal to ratify the selection of Arthur Andersen LLP as independent public accountants for the fiscal year ending November 28, 1998.

         4. A shareholder proposal requesting that the Board of Directors amend the Bylaws to require that the Chairperson of the Board of Directors be an independent director.

         5. Any and all other matters that may properly come before the meeting or any adjournment thereof.

         The Board of Directors has fixed the close of business on February 18, 1998 as the record date for determining the stockholders entitled to notice of and to vote at the meeting and any adjournment thereof, and only holders of Common Stock of the Company of record at such date will be entitled to notice of or to vote at the meeting.

         THE BOARD OF DIRECTORS WILL APPRECIATE THE PROMPT RETURN OF THE ENCLOSED PROXY, DATED AND SIGNED. THE PROXY MAY BE REVOKED BY YOU AT ANY TIME BEFORE IT IS EXERCISED AND WILL NOT BE EXERCISED IF YOU ATTEND THE MEETING AND VOTE IN PERSON.

                                         By Order of the Board of Directors

                                         Paul Fulton
                                         Chairman and Chief Executive Officer
Bassett, Virginia
February 20, 1998

                   BASSETT FURNITURE INDUSTRIES, INCORPORATED
                 Post Office Box 626, Bassett, Virginia  24055

                                PROXY STATEMENT

GENERAL

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of proxies to be used at the Annual Meeting of Stockholders of Bassett Furniture Industries, Incorporated (the Company) to be held at Bassett Country Club, Oak Level Road at Highway 57 West, Bassett, Virginia, at 11:30 a.m., Local Time, on Tuesday, March 24, 1998. This Proxy Statement and accompanying proxy are being sent to the stockholders of the Company on or about February 20, 1998.

         Solicitation other than by mail may be made personally and by telephone by regularly employed officers and employees of the Company who will not be additionally compensated therefor. The Company will request brokers, dealers, banks or voting trustees, or their nominees, who hold stock in their names for others or hold stock for others who have the right to give voting instructions, to forward proxy materials to their principals and request authority for the execution of the proxy and will reimburse such institutions for their reasonable expenses in so doing. The total cost of soliciting proxies will be borne by the Company.

         Any proxy delivered in the accompanying form may be revoked by the person executing the proxy at any time, before the authority thereby granted is exercised, by written request addressed to Douglas W. Miller, Vice President and Chief Financial Officer, Bassett Furniture Industries, Incorporated, Post Office Box 626, Bassett, Virginia 24055 or by attending the meeting and electing to vote in person. Proxies received in such form will be voted as therein set forth at the meeting or any adjournment thereof.

         The only matters to be considered at the meeting, so far as known to the Board of Directors, are the matters set forth in the Notice of Annual Meeting of Stockholders, and routine matters incidental to the conduct of the meeting. However, if any other matters should come before the meeting or any adjournment thereof, it is the intention of the persons named in the accompanying form of proxy, or their substitutes, to vote said proxy in accordance with their judgment on such matters.

         Stockholders present or represented and entitled to vote on a matter at the meeting or any adjournment thereof will be entitled to one vote on such matter for each share of the Common Stock of the Company held by them of record at the close of business on February 18, 1998, which is the record date for determining the stockholders entitled to notice of and to vote at such meeting or any adjournment thereof. Voting on all matters, including the election of Directors, will be by voice vote or by show of hands. The number of shares of Common Stock of the Company outstanding on February 18, 1998 was 13,051,279.

PRINCIPAL STOCKHOLDERS AND HOLDINGS OF MANAGEMENT

         At February 2, 1998, the only persons known to the Company to be the beneficial owners of more than 5% of the $5.00 par value Common Stock of the Company (the Common Stock) was as follows:

                                               NUMBER OF SHARES
NAME AND ADDRESS OF                            AND NATURE OF                                  PERCENT OF COMMON
BENEFICIAL OWNER                               BENEFICIAL OWNERSHIP                           STOCK OUTSTANDING
--------------------------                     -----------------------------                  ------------------------------
Bassett Employee Savings/                        945,836(1)                                      7.25%
  Retirement Plan
Douglas W. Miller, Trustee
Bassett, Virginia  24055

                                               NUMBER OF SHARES
NAME AND ADDRESS OF                            AND NATURE OF                                  PERCENT OF COMMON
BENEFICIAL OWNER                               BENEFICIAL OWNERSHIP                           STOCK OUTSTANDING
--------------------------                     -----------------------------                  ------------------------------
Lazard Freres Inc.                               742,800(2)                                      5.69%
30 Rockefeller Plaza
New York, NY  10020

---------------------
(1) In his capacity as Trustee, Douglas W. Miller, Vice President of the Company, has sole voting and dispositive power over these shares.

(2) The information concerning beneficial ownership has been provided to the Company by Lazard Freres, Inc. (Lazard). Lazard has sole voting power over all of these shares, sole dispositive power of 697,300 shares and shared dispositive power over none of these shares.

         The following table sets forth, as of February 2, 1998, information as to the beneficial ownership of the Common Stock by all Directors and executive officers of the Company as a group and by the named Executive Officers who are not also nominees for Directors. Information with respect to the beneficial ownership of the Common Stock by the nominees for Directors is contained in the table under "Election of Directors."

                                                   NUMBER OF SHARES
NAME OF                                            AND NATURE OF                     PERCENT OF COMMON
BENEFICIAL OWNER                                   BENEFICIAL OWNERSHIP              STOCK OUTSTANDING(1)
----------------                                   --------------------              --------------------
Directors and executive                                1,553,430(2,3)                         11.55%
 officers as a group
 (25 persons)

Richard W. Downing                                         8,463(4,5)                        (6)

Grover S. Elliott                                            4,455(4)                        (6)

Glenn A. Hunsucker(7)                                       21,822(4)                        (6)

Douglas W. Miller                                        952,030(3,4)                         7.29%

J. C. Philpott                                              21,740(4)                         (5)

Robert H. Spilman, Sr.(8)                                155,450(4,9)                         1.19%

--------------------
(1) Based on the number of shares outstanding plus options held by directors and executive officers that are currently exercisable or that are exercisable within 60 days.

(2) Includes 404,329 shares subject to options held by directors and executive officers that are currently exercisable or that are exercisable within 60 days.

(3) Includes 945,836 shares of Common Stock held by the Company's Employee Savings/ Retirement Plan, for which Douglas W. Miller, Vice President of the Company, has sole voting and dispositive power in his capacity as Trustee.

(4) Includes shares subject to options that are currently exercisable or that are exercisable within 60 days as follows: Richard Downing 3,000; Grover Elliott 1,500; Glenn Hunsucker 17,939; Douglas Miller 2,500; J.
         C. Philpott 13,999; and Robert H. Spilman, Sr. 28,590. Also includes shares of restricted stock as follows: Richard Downing 4,063; Grover Elliott 2,955; Douglas Miller 3,694; and J. C. Philpott 2,216.

(5) Includes 100 shares held by Mr. Downing's wife and 200 shares held by certain trusts for which Mr. Downing serves as trustee.

(6)      Less than 1% of the outstanding Common Stock.

(7) Glenn A. Hunsucker resigned as an executive officer and director of the Company on May 7, 1997.

(8) Robert H. Spilman, Sr. retired as Chairman of the Board and Chief Executive Officer of the Company on July 7, 1997. He is the father of Robert H. Spilman, Jr., President and Chief Operating Officer of the Company and a director.

(9) Includes 106,897 shares held by Mr. Spilman's wife, held by certain trusts for which Mr. Spilman's wife serves as trustee, and shares held by a trust for which Mr. Spilman serves as trustee. Mr. Spilman disclaims ownership of these shares.

ELECTION OF DIRECTORS

         The Bylaws of the Company provide for thirteen Directors. At the meeting, thirteen Directors will be elected to serve, subject to the provisions of the Bylaws, until the 1999 Annual Meeting of Stockholders and until their successors are duly elected and qualified. Directors are elected by a plurality of the votes cast by the holders of the shares entitled to vote at a meeting at which a quorum is present. Provided a quorum is present, abstentions and shares not voted are not taken into account in determining a plurality. A quorum consists of a majority of votes entitled to be cast. It is the intention of the persons named in the accompanying proxy to vote all proxies solicited by the Board of Directors FOR the thirteen nominees listed below unless authority to vote for the nominees or any individual nominee is withheld by a stockholder in such stockholder's proxy. If for any reason any nominee shall not become a candidate for election as a Director at the meeting, an event not now anticipated, the proxies will be voted for the thirteen nominees including such substitutes as shall be designated by the Board of Directors.

         The thirteen nominees for election as a Director are listed below.
All of the nominees are currently members of the Board of Directors. They were elected to their current terms, which expire in 1998, at the Annual Meeting of Stockholders held on February 19, 1997, except that Amy Woods Brinkley, Willie
D. Davis, Howard H. Haworth, Michael Murphy and Robert H. Spilman, Jr. were elected on February 10, 1998, January 13, 1998, January 13, 1998, August 6, 1997 and May 7, 1997, respectively, by the Board of Directors to fill vacancies created by the resignations of Glenn A. Hunsucker, Robert H. Spilman, Sr. and John W. Snow and increases in the size of the Board of Directors.

                                                                                                PERCENT OF
                                      OFFICES WITH THE COMPANY OR OTHER        SHARES OF          COMMON
 NAME AND                                     OCCUPATION DURING              COMMON STOCK         STOCK
 DIRECTOR SINCE              AGE               PAST FIVE YEARS                 OWNED(1)       OUTSTANDING(1)
 ---------------             ---               ---------------                 --------       --------------
 Amy Woods Brinkley          42    Executive Vice President and                    0               (2)
   1998                            Marketing Group Executive,
                                   NationsBank Corporation (bank holding
                                   company).  Director of MECA Software.

 Peter W. Brown, M.D.        55    Partner, Virginia Surgical Associates       4,776(3)            (2)
   1993                            of Richmond (general surgery).
                                   Director of America's Utility Fund
                                   and Dominion Resources, Inc.

 Thomas E. Capps             62    Chairman of the Board, President and        2,712(3)            (2)
   1989                            Chief Executive Officer, Dominion
                                   Resources, Inc. (electric utility
                                   holding company). Director of
                                   Dominion Resources, Inc. and
                                   NationsBank Corporation.

 Willie D. Davis             63    President of All Pro Broadcasting,              0               (2)
   1997                            Inc. (radio broadcasting).  Director
                                   of Sara Lee Corporation, K-Mart
                                   Corp., Dow Chemical Company, MGM
                                   Grand Inc., Alliance Bank, WICOR
                                   Inc., Johnson Controls, Inc., LA
                                   Gear, Inc. Strong Capital Management
                                   Fund and Rally's Inc.

                                                                                                PERCENT OF
                                      OFFICES WITH THE COMPANY OR OTHER        SHARES OF          COMMON
 NAME AND                                     OCCUPATION DURING              COMMON STOCK         STOCK
 DIRECTOR SINCE              AGE               PAST FIVE YEARS                 OWNED(1)       OUTSTANDING(1)
 ---------------             ---               ---------------                 --------       --------------
 Alan T. Dickson             66    Chairman of the Board since 1994 and        3,875(3)            (2)
   1989                            President from 1968 to 1994 of
                                   Ruddick Corporation (diversified
                                   holding company); Director of Lance,
                                   Inc., NationsBank Corporation and
                                   Sonoco Products Company .

 Paul Fulton                 63    Chairman and Chief Executive Officer       254,785(4)          1.92%
   1993                            of the Company since 1997; Dean of
                                   the Kenan-Flagler Business School of
                                   the University of North Carolina at
                                   Chapel Hill from 1994 to 1997;
                                   President of Sara Lee Corporation
                                   (packaged food and consumer products)
                                   until 1993; Director of Sonoco
                                   Products Company, NationsBank
                                   Corporation, Cato Corporation,
                                   Hudson's Bay Company and Lowe's
                                   Companies, Inc.

 William H. Goodwin, Jr.     57    Chairman of the Board of CCA                21,285(3)           (2)
   1992                            Industries, Inc. (diversified holding
                                   company); Director of First Union
                                   Corporation; Board of Visitors,
                                   University of Virginia.

 Howard H. Haworth           63    President, Haworth Group since 1984             0               (2)
   1997                            (personal and family investment
                                   group).  Director of First Union
                                   Corporation.

 James W. McGlothlin         57    Chairman of the Board and Chief             22,468(3)           (2)
   1981                            Executive Officer, The United Company
                                   (energy, real estate, financial
                                   services, hotel and golf properties,
                                   retail and industrial supplies).
                                   Director of CSX Corporation.

 Thomas W. Moss, Jr.         69    Speaker of the Virginia House of            1,100(5)            (2)
   1996                            Delegates; Senior Partner of the law
                                   firm Thomas W. Moss, Jr., P.C.
                                   Director of Star Oil & Gas, Ltd.,
                                   Goodman-Segar-Hogan-Hoffler, Inc. and
                                   Saxon Mortage, Inc.

 Michael E. Murphy           61    Private investor. Vice Chairman and           1,000             (2)
   1997                            Chief Administrative Officer of Sara
                                   Lee Corporation, 1994 to 1997;
                                   Executive Vice President and Chief
                                   Financial and Administrative Officer
                                   from 1993 to 1994, Director of GATX
                                   Corporation, Payless ShoeSource,
                                   Inc., True North Communications Inc.,
                                   Northwestern Memorial Corporation,
                                   and American General Corporation.

 Albert F. Sloan             68    Private investor. Chairman of the           2,387(2)            (2)
   1984                            Board  and Chief Executive Officer
                                   Lance, Inc. 1976 to 1990; Chairman of
                                   the Board until 1991(snack foods).
                                   Director of PCA International, Inc.,
                                   Richfoods Holdings, Inc. and Cato
                                   Corporation.

 Robert H. Spilman, Jr.      41    President and Chief Operating Officer      179,078(6)          1.36%
   1997                            of the Company since 1997; Executive
                                   Vice President, Marketing and
                                   Merchandising, 1993 to 1997.

------------

(1) Based on the number of shares outstanding as of February 2, 1998 plus options held by directors and executive officers that are currently exercisable or that are exercisable within 60 days of such date.

(2)   Less than 1% of the outstanding Common Stock.

(3) Includes 2,000 shares subject to options that are currently exercisable or exercisable within 60 days.

(4) Includes 250,000 shares that are subject to options that are presently exercisable or are exercisable within 60 days.

(5) Includes 1,000 shares that are subject to an option that is presently exercisable or are exercisable within 60 days.

(6) Includes 92,714 shares that are subject to options that are presently exercisable or exercisable within 60 days, 12,835 shares held by Mr. Spilman's wife, 23,884 shares held by his children, and 20,477 shares held in trusts of which Mr. Spilman is beneficiary.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

         The Board of Directors met six times during the 1997 fiscal year. Each Director attended at least 75% of the meetings of the Board of Directors and Committees on which such director served, except for Mr. McGlothlin, who attended 66% of the meetings of the Board of Directors and Mr. Moss, who attended 66% of the meetings of the Audit Committee. The Board of Directors' committees include an Audit Committee and an Organization, Compensation and Nominating Committee.

         The Audit Committee is currently composed of Messrs. Brown, Dickson and Moss. Messrs. Capps, Fulton and Sloan also served on the Audit Committee during the fiscal year. The Audit Committee is responsible for monitoring the performance of the independent auditors for the Company, recommending their engagement or dismissal to the Board of Directors, approving all audit and related fees and reviewing and evaluating the internal auditor's audit schedule. The Audit Committee met three times during the fiscal year.

         The Organization, Compensation and Nominating Committee is currently composed of Messrs. Capps and Sloan. Messrs. Dickson, Goodwin, McGlothlin and Snow served on the Organization, Compensation and Nominating Committee during the fiscal year. The Organization, Compensation and Nominating Committee reviews and makes recommendations to the Board of Directors with respect to executive and officer compensation; establishes, reviews and recommends changes to the organizational structure of the Company so as to utilize the management resources to best respond to the changing demands of the marketplace; reviews the individual performance of each director in terms of overall contribution to the betterment of the Company, including meeting attendance and participation; reviews the composition of the Board, and; recommends a slate of directors for nomination to the Board. The Organization, Compensation and Nominating Committee met four times during the fiscal year.

ORGANIZATION, COMPENSATION AND NOMINATING COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Mr. McGlothlin, a member of the Organization, Compensation and Nominating Committee during the fiscal year, is Chairman of the Board and Chief Executive Officer of The United Company. Blue Ridge Industrial Supply Company, a subsidiary of The United Company, had sales of approximately $1,450,000 to the Company in the 1997 fiscal year. The prices charged by Blue Ridge Industrial Supply Company were negotiated on an arms-length basis and the Company believes such prices are at or below the prices charged for comparable products by other companies in the area. Mr. McGlothlin's daughter is a member of a limited liability company licensed by the Company as an authorized retailer to sell certain of the Company's products in stores bearing the Company's name. In connection with the license agreement the Company has executed a guaranty, on which no payments have been due, with respect to the limited liability company's lease of its retail premises and certain equipment. The Company's maximum exposure pursuant to such guaranties is approximately $300,000 per year for five years. The terms of the license agreement and the guaranties were negotiated on an arms-length basis and are comparable to the Company's arrangements with other authorized retailers. Transactions between the Company's authorized retailers, including the limited liability company of which Mr. McGlothlin's daughter is a member, are negotiated on an arms-length basis. Robert H. Spilman, Sr., former Chairman of the Board and Chief Executive Officer of the Company, served on the Organization and Compensation Committee of the Board of Directors of Dominion Resources, Inc. during the fiscal year. Thomas E. Capps, a member of the Company's Board of Directors, is Chairman of the Board, President and Chief Executive Officer of Dominion Resources, Inc.

ORGANIZATION, COMPENSATION AND NOMINATING COMMITTEE REPORT

         The Organization, Compensation and Nominating Committee of the Board of Directors has assisted the Company in developing and implementing compensation policies and programs which seek to improve the profitability of the Company and to maximize stockholder value over time. To accomplish this, the directors who comprise the Organization, Compensation and Nominating Committee have developed executive compensation policies which are consistent with, and directly linked to, the Company's business objectives. These business objectives represent a composite of factors that are considered important for the future success of the Company. These factors attempt to balance long and short-term performance, including the continued maintenance of a strong balance sheet, growth of pre-tax profitability and earnings per share, control of costs, market growth and diversification and other criteria which may be introduced over time as a result of changes in the household furniture environment. The members of the Organization, Compensation and Nominating Committee deliberate on matters affecting executive compensation. The decisions are reviewed by the full Board, with the exception of decisions on stock or option awards which are made by the Organization, Compensation and Nominating Committee to satisfy tax law requirements.

         The key principles which the Organization, Compensation and Nominating Committee emphasizes in developing compensation programs affecting senior executives are:

         - Paying for performance that emphasizes corporate, business unit and individual achievement.

         - Motivating senior executives to the achievement of strategic and tactical business goals and objectives and rewarding outstanding achievement.

         - Linking the interests of senior executives with the long-term interests of the stockholders through ownership of the Common Stock.

         As the level of responsibility increases, an executive's compensation will be proportionately at greater risk, reflecting the rewards earned as a result of goal attainment. As responsibility increases, the compensation mix will rely increasingly on the value of stock awards.

         The four components of executive compensation are:

         Base Salary. Base salaries are generally competitive with high-performing, similar-sized companies in the industry. In recent years the base salaries have been kept at a relatively fixed rate to reflect the general economic conditions of the industry and to keep fixed costs under control. Increases in base salary have been the result of increased responsibilities assumed by an executive officer and profitability of the Company or a business unit in an increasingly competitive industry. The Organization, Compensation and Nominating Committee emphasizes rewards in the total compensation context, rather than increasing base salary.

         Annual Incentive Bonuses. Target annual incentives are established for each executive in the form of a percentage of base salary. Discretionary adjustments to targets are made based on performance criteria, subjectively applied, which include the continued maintenance of a strong balance sheet, growth of pre-tax profitability and earnings per share, control of costs, market growth and diversification and other criteria which may be introduced over time as a result of changes in the household furniture environment. Annual bonuses are considered part of the total compensation package and represent a targeted portion of such total compensation. There were approximately 330 participants in the executive and management incentive plans for the 1997 fiscal year.

         Annual Stock Option Grants.   The Organization, Compensation and
Nominating Committee may grant options to acquire shares of Company Common Stock to those key executives who, in their judgment, have achieved goals and objectives as described in the corporate business plans.

         The performance criteria used to determine the eligibility to receive a stock option include growth of pre-tax profitability and earnings per share, control of costs, market growth and diversification, continued maintenance of a strong balance sheet and other criteria which may be introduced over time as a result of changes in the household furniture environment. The number of option shares granted to each executive is determined by taking a percentage of the total cash compensation and dividing that amount by the fair market value per share at the date of grant. The percentage is set annually by the Organization, Compensation and Nominating Committee on a subjective basis, based upon individual performance. Stock option grants are considered part of the total compensation package and represent a targeted portion of such total compensation.

         Benefits. These programs are designed to provide protection against financial catastrophe that can result from illness, disability or death. Benefits offered to senior executives are those offered to all employees, with certain variations, to promote tax efficiency and replacement of benefits lost due to regulatory limitations.

         The Organization, Compensation and Nominating Committee believes that executive compensation programs serve the interest of the stockholders of the Company. Pay delivered to the senior executive is intended to emphasize the achievement of goals and objectives of the Company. At risk, performance-based bonus compensation averaged approximately 45% of total annual cash compensation for the named Executive Officers during the fiscal year ended November 30, 1997. The range of bonus compensation can be from zero to a multiple of base salary, depending upon performance against goals and objectives for the year. The use of equity in the form of stock option grants requires executives to invest in the company they manage, and stockholder value creation becomes important, as with other stockholders.

         In addition, in connection with his retirement from the Company, the Company entered into a consulting agreement with Glenn A. Hunsucker, former President and Chief Operating Officer of the Company. Pursuant to the Consulting Agreement, Mr. Hunsucker will provide consulting services to the Company when and as requested by the Company, and will be paid $75,000 per year for a period of two years.

         Chief Executive Officer's 1997 Compensation. Robert H. Spilman, Sr. who served as Chairman of the Board and Chief Executive Officer of the Company until July 7, 1997, and Paul Fulton who was appointed Chief Executive Officer on July 7, 1997, were each eligible during fiscal 1997 to participate in the same compensation programs available to other senior executives. The Organization, Compensation and Nominating Committee seeks to be competitive with high-performing, similar-sized companies in the household furniture industry in the context of total compensation, placing more emphasis on at-risk incentives than on base salary. While this performance-driven compensation may produce variable compensation over the years, it is the belief of the Organization, Compensation and Nominating Committee that this approach focuses the executive on the achievement of short and long-term goals and objectives which enhance stockholder value.

         The Organization, Compensation and Nominating Committee determines, subjectively, the emphasis and importance of the above criteria each year to reflect the economic conditions of the household furniture industry and that of the Company.

         The base salary component of total compensation for Mr. Spilman, Sr. for fiscal year 1997 was $489,250 on an annualized basis. Mr. Spilman, Sr.'s salary was competitive when compared to company size, performance and position within the industry.

         The annual bonus paid to Mr. Spilman, Sr. was based upon the subjective application of the objective performance criteria stated above. The annual bonus for fiscal year 1997 was determined using these criteria and then pro rated to reflect his retirement prior to the end of the fiscal year, resulting in a payment of $135,000. This would have represented a bonus equal to $202,500 on an annualized basis, which was no change from 1996. No stock options were awarded to Mr. Spilman, Sr. in 1997. Mr. Spilman, Sr. is entitled to certain benefits pursuant to a Deferred Compensation Agreement under the Company's Executive Employee Deferred Compensation Plan and certain payments pursuant to the Company's Supplemental Retirement Income Plan.
Amounts paid pursuant to such plans were paid in conjunction with Mr. Spilman, Sr.'s retirement and not as part of his compensation as Chief Executive Officer.

         Paul Fulton was named as successor to Mr. Spilman, Sr. on May 6, 1997. The base salary component of total compensation for Mr. Fulton for fiscal year 1997 was $300,000, on an annualized basis, which is approximately 39% less than the base salary component of Mr. Spilman's total compensation. The annual bonus paid to Mr. Fulton was based upon the subjective application of the objective performance criteria stated above. The annual bonus for fiscal year 1997 was determined using these criteria and then pro rated to reflect his employment by the Company for only a portion of the fiscal year, resulting in a payment of $150,201. This would have represented a bonus equal to $375,000 on an annualized basis. This reduction in base salary and increase in bonus from the compensation package created for Mr. Spilman, Sr. reflects the Committee's decision to cause a greater percentage of each executive officer's compensation to be subject to the attainment of certain performance goals. In addition, in connection with Mr. Fulton's employment by the Company, Mr. Fulton was granted an option to purchase 250,000 shares of Common Stock on May 6, 1997. This option became exercisable (a) with respect to125,000 shares upon satisfaction of both of the following (i) the price of the Company's Common Stock as reported by NASDAQ equaled or exceeded $29 per share and (ii) such option had been held for six months and (b) become exercisable with respect to the remaining 125,000 shares on November 6, 1997, provided, however, shares acquired upon exercise of such latter portion of the option may not be sold until the earlier of May 6, 2002 and the price of the Common Stock as reported by NASDAQ equaling or exceeding $37 per share for ten consecutive days.

         For fiscal year 1998, the Organization, Compensation and Nominating Committee will again establish performance criteria designed to enhance stockholder value. These criteria will be consistent with financial objectives of the Company and will be representative of the success needed to insure growth and profitability.

                                     Thomas E. Capps, Chairman
                                     Albert F. Sloan
                                     James W. McGlothlin, former Chairman
                                     Alan T. Dickson, former member
                                     William H. Goodwin, Jr., former member

STOCKHOLDER RETURN PERFORMANCE GRAPH

         Presented on the following page is a line graph comparing the yearly percentage change in the cumulative total stockholder return on the Company's Common Stock against the cumulative total return of the Standard & Poor's 500 Index and the Company's New Peer Group for the period commencing December 1, 1992 and ending November 30, 1997, covering the Company's five fiscal years ended November 30, 1997, and a line graph comparing the yearly percentage change in the cumulative total stockholder return on the Company's Common Stock against the cumulative total return of the Standard & Poor's 500 Index and the Company's Old Peer Group for the period commencing December 1, 1992 and ending November 30, 1997, covering the Company's five fiscal years ended November 30, 1997. The Company's Old Peer Group (the Old Peer Group) consisted of nine publicly traded companies: the Company, Ameriwood Industries International Corporation, Bush Industries, Inc. Class A Common Stock, DMI Furniture, Inc., La-Z-Boy Incorporated, Ladd Furniture, Inc., Masco Corp., Pulaski Furniture Corp. and Rowe Furniture Corp. The Company's New Peer Group consists of ten publicly-traded companies: the Company, Bush Industries, Inc. Class A Common Stock, Chromcraft Revington Inc., Ethan Allen Interiors, Inc., Furniture Brands International, Inc., La-Z-Boy Incorporated, Ladd Furniture, Inc., Pulaski Furniture Corp., Rowe Furniture Corp. and Stanley Furniture Company, Inc., each of which is in the household furniture industry. The Company believes that the New Peer Group more accurately reflects companies that are in businesses comparable to the Company, eliminating certain companies engaged in the ready-to-assemble and other distinguishable sectors of the furniture industry and adding others engaged in business that more closely resembles the Company. These graphs assume that $100 was invested in the Company's Common Stock on December 1, 1992, in the S&P 500 Index ,the New Peer Group and the Old Peer Group and that dividends were reinvested.

       COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN AMONG THE COMPANY,
                      S&P 500 INDEX AND THE NEW PEER GROUP


                  1992      1993      1994      1995     1996      1997
Bassett           100       112.95    101.84    82.97    86.69     116.27
S & P 500         100       110.1     111.25    152.39   194.85    250.41
New Peer Group    100       144.57    129.55    128.37   160.38    254.18


       COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN AMONG THE COMPANY,
                      S&P 500 INDEX AND THE OLD PEER GROUP

                  1992      1993      1994      1995     1996      1997
Bassett           100       112.95    101.84    82.97    86.69     116.27
S & P 500         100       110.1     111.25    152.39   194.85    250.41
New Peer Group    100       131.65    95.05     117.95   146       192.69

EXECUTIVE COMPENSATION

         The table below shows the compensation paid or accrued by the Company for the three fiscal years ended November 30, 1997, to or for the account of each individual who served during fiscal 1997 as the Chief Executive Officer, the Company's four other most highly compensated officers who were serving at the end of the fiscal year and whose total annual salary and bonus exceeded $100,000 for the 1997 fiscal year and two additional officers who would have been included with such four executive officers had they been serving as officers at the end of the fiscal year (collectively, the named Executive Officers).

                           SUMMARY COMPENSATION TABLE

-----------------------------------------------------------------------------------------------------------------
                                                                                                  LONG TERM
                                                                 ANNUAL COMENSATION              COMPENSATION
-----------------------------------------------------------------------------------------------------------------
                                                                           RESTRICTED   SECURITIES    ALL OTHER
                                                             OTHER ANNUAL    STOCK      UNDERLYING     COMPEN-
 NAME AND                      FISCAL     SALARY    BONUS    COMPENSATION   AWARD(S)      OPTIONS      SATION
 PRINCIPAL POSITION            YEAR       ($)(1)    ($)(2)      ($)(3)         ($)        (#SH)        ($)(4)
                                                                     -         ---
 Robert H. Spilman, Sr.(5)       1997    326,167   135,000       ---            0            0         200,176(6)
  Chairman of the Board and      1996    475,000   202,500       ---            0            0           9,919
    Chief Executive Officer      1995    450,000   225,000       ---            0            0           9,919

-----------------------------------------------------------------------------------------------------------------
 Paul Fulton(5)                  1997    120,161   150,201       ---            0         250,000         0
  Chairman of the Board and
    Chief Executive Officer
-----------------------------------------------------------------------------------------------------------------
 Robert H. Spilman, Jr.          1997    175,000   174,583       ---            0         80,000        5,635
   President and Chief           1996    135,000    45,000       ---            0            0          6,210
    Operating Officer            1995    120,000    45,000       ---            0            0          5,865
-----------------------------------------------------------------------------------------------------------------
 J. C. Philpott                  1997    126,175    65,000       ---        61,494(7)      2,000        8,625
   Executive Vice President -    1996    122,500    65,000       ---            0            0          8,573
    Manufacturing Wood
 Operations                      1995    119,000    65,000       ---            0            0         10,341
-----------------------------------------------------------------------------------------------------------------
 Richard  W. Downing (8)         1997    135,000    15,000       ---       112,748(7)      3,000        1,121
   Vice President -
   Sales & Merchandising         1996     65,192     2,500       ---            0            0            0
-----------------------------------------------------------------------------------------------------------------
 Grover S. Elliott (7)           1997    125,000     5,000       ---        82,001(7)      1,500          0
   Vice President -              1996     15,873        0        ---            0            0            0
   Strategic Planning
-----------------------------------------------------------------------------------------------------------------
 Douglas W. Miller               1997    100,000    30,000       ---       102,508(7)      1,500        2,990
    Vice President -             1996    93,333     10,000       ---            0          1,000        2,357
    and  Chief Financial
      Officer                    1995    85,416      7,500       ---            0            0          2,127
-----------------------------------------------------------------------------------------------------------------
 Glenn A. Hunsucker(9)           1997    128,750    58,500       ---            0            0         75,069(10)
                                 1996    250,000   117,000       ---            0            0          8,625
                                 1995    240,000   130,000       ---            0            0          9,919
-----------------------------------------------------------------------------------------------------------------

----------------
(1) The salaries shown above include deferred compensation for each named Executive Officer under the Section 401(k) qualified, defined contribution Employee Savings/Retirement Plan.

(2) Under the Company's incentive bonus program, executives are paid cash awards which are directly related to their performance and contribution to the attainment of Company objectives and individual goals. Awards are made annually following the completion of the fiscal year.

(3) No named Executive Officer has received personal benefits during the listed years in excess of the lesser of $50,000 or 10% of annual salary and bonus.

(4)   Company matching contributions under the Company's Employee
      Savings/Retirement Plan. Also includes $160,477 and $31,400 paid to Messrs. Spilman, Sr. and Hunsucker, respectively, during the fiscal year pursuant to the Company's Supplemental Retirement Income Plan.

(5) Mr. Spilman resigned as Chairman of the Board and Chief Executive Officer on July 7, 1997 and Mr. Fulton was named as his successor on May 6, 1997.

(6) Includes $31,074 paid to Mr. Spilman, Sr. pursuant to a Deferred Compensation Agreement pursuant to which benefits became payable upon Mr. Spilman Sr.'s retirement.

(7) Amount represents the dollar value of shares of restricted stock issued to the named Executive Officers as of the date of the award. At November 30, 1997, J.C. Philpott held 2,216 shares of restricted stock with a value equal to $63,710, Richard Downing held 4,063 shares of restricted stock with a value equal to $116,811, Grover S. Elliott held 2,955 shares of restricted stock with a value equal to $84,956 and Douglas W. Miller held 3,694 shares of restricted stock with a value equal to $106,202, based on a closing price of the Common Stock of $28.75 on such date. The shares are subject to a restriction on sale for a period of five years from the date of grant, and are subject to forfeiture in the event the holder's employment terminates by reason other than death, disability or retirement within five years from the date of grant. Dividends will be paid with respect to the restricted shares.

(8) Mr. Downing and Mr. Elliott were appointed executive officers of the Company in 1996.

(9) Mr. Hunsucker resigned as a director and President and Chief Operating Officer on May 7, 1997.

(10) Includes $37,500 paid to Mr. Hunsucker pursuant to a consulting arrangement entered into in connection with Mr. Hunsucker's resignation from the Company. The arrangement requires Mr. Hunsucker to provide consulting services to the Company when and as requested by the Company for a two year period, and provides for compensation to Mr. Hunsucker of $75,000 per year. Also includes $17,766 paid to Mr. Hunsucker pursuant to a Deferred Compensation Agreement pursuant to which benefits became payable upon Mr. Hunsucker's retirement.

         The table below shows the individual grants to the named Executive Officers of stock options during the fiscal year ended November 30, 1997.

                     OPTION GRANTS IN THE 1997 FISCAL YEAR
                               INDIVIDUAL GRANTS


-------------------------------------------------------------------------------------------------------------------
                                             % OF TOTAL
                                            OPTIONS/SARS
                                             GRANTED TO                                                GRANT DATE
NAME                       OPTIONS/SARS      EMPLOYEES      EXERCISE OR BASE       EXPIRATION           PRESENT
                          GRANTED (#SH)    IN FISCAL YEAR     PRICE ($/SH)            DATE            VALUE ($)(1)
-------------------------------------------------------------------------------------------------------------------
Robert H. Spilman, Sr.                 0         0                         0           N/A                N/A
-------------------------------------------------------------------------------------------------------------------
Paul Fulton                   250,000(2)        69%                  $22.625        5/6/2007          1,527,500
-------------------------------------------------------------------------------------------------------------------
Robert H. Spilman, Jr.         80,000(2)        22%                  $22.625        5/6/2007            488,800
-------------------------------------------------------------------------------------------------------------------
J.C. Philpott                   2,000(3)        0.6%                 $22.625        5/6/2007             12,200
-------------------------------------------------------------------------------------------------------------------
Richard Downing                 3,000(3)        0.8%                 $22.625        5/6/2007             18,330
-------------------------------------------------------------------------------------------------------------------
Grover S. Elliott               1,500(3)        0.4%                 $22.625        5/6/2007              9,165
-------------------------------------------------------------------------------------------------------------------
Douglas W. Miller               1,500(3)        0.4%                 $22.625        5/6/2007              9,165
-------------------------------------------------------------------------------------------------------------------
Glenn A. Hunsucker                  0             0                        0           N/A                N/A
-------------------------------------------------------------------------------------------------------------------

------------
(1) Based on the Black-Scholes option pricing model adapted for use in valuing executive stock options. The estimated values under the model are based on arbitrary assumptions as follows: options to be exercised in five years, stock price volatility at 0.2953, annual dividend yield of 3.29% and a risk-free interest rate of 6.620%. No downward adjustments are made to the resulting grant-date option values to account for potential forfeitures or non-transferability of the options. The actual value of the options depends upon the actual performance of the Company's stock during the applicable period.

(2) These options, granted on May 6, 1997 pursuant to the Company's 1993 Long Term Incentive Plan, (a) became exercisable with respect to one half of the shares upon satisfaction of both of the following (i) the price of the Company's Common Stock as reported by NASDAQ equaled or exceeded $29 per share and (ii) such option had been held for six months and (b) become exercisable with respect to the remaining one half of the shares on November 6, 1997, provided, however, shares acquired upon exercise of such latter portion of the option may not be sold until the earlier of May 6, 2002 and the price of the Common Stock as reported by NASDAQ equaling or exceeding $37 per share for ten consecutive days. See "Organization, Compensation and Nominating Committee Report" for a more detailed discussion of the terms of these options.

(3) These options, granted on May 6, 1997 pursuant to the Company's 1993 Long Term Incentive Plan, became exercisable on November 6, 1997.

      The table below shows, on an aggregated basis, each exercise of stock options or SARs during the fiscal year ended November 30, 1997 by the Chief Executive Officer and each named Executive Officer and the 1997 fiscal year-end value of unexercised in-the-money options and SARs.

            AGGREGATED OPTION/SAR EXERCISES IN THE 1997 FISCAL YEAR
                          AND FY-END OPTION/SAR VALUES

---------------------------------------------------------------------------------------------------------------------
                             SHARES
                            ACQUIRED                        NUMBER OF UNEXERCISED            VALUE OF IN-THE-MONEY
                              UPON                          OPTIONS/SARS AT FY-END           OPTIONS/SARS AT FY-END
                            EXERCISE        VALUE                  (#SH)(1)                        ($)(1)(2)
 NAME                         (#SH)      REALIZED ($)     EXERCISABLE/1UNEXERCISABLE       EXERCISABLE/UNEXERCISABLE
---------------------------------------------------------------------------------------------------------------------
 Robert H. Spilman, Sr.         0             0                       28,590/17,838                     19,641/9,823
---------------------------------------------------------------------------------------------------------------------
 Paul Fulton                  2,000         5,062                    250,000/0                       1,687,500/0
---------------------------------------------------------------------------------------------------------------------
 Robert H. Spilman, Jr.         0             0                       92,713/0                         552,387/0
---------------------------------------------------------------------------------------------------------------------
 J. C. Philpott                 0             0                       13,999/0                          24,905/0
---------------------------------------------------------------------------------------------------------------------
 Richard W. Downing             0             0                        3,000/0                          20,250/0
---------------------------------------------------------------------------------------------------------------------
 Grover S. Elliott              0             0                        1,500/0                          10,125/0
---------------------------------------------------------------------------------------------------------------------
 Douglas W. Miller              0             0                        2,500/0                          12,276/0
---------------------------------------------------------------------------------------------------------------------
 Glenn A. Hunsucker             0             0                       12,937/14,741                     13,250/0
---------------------------------------------------------------------------------------------------------------------

---------------------

(1) No SARs were exercised in 1997 and there were no SARs outstanding at the 1997 fiscal year end.

(2) The exercise price for unexercised options is $22.625 per share for 1997 grants, $26.25 per share for 1994 grants, $37.40 per share for 1993 grants and $28 per share for 1992 grants. The fair market value of the Company's common stock at November 30, 1997 was $29.375 per share.

SUPPLEMENTAL RETIREMENT INCOME PLAN

      The Company has a Supplemental Retirement Income Plan (the Supplemental
Plan) that covers certain senior executives to promote their long service and dedication and to provide an additional retirement benefit. Upon retirement, the Supplemental Plan provides for lifetime monthly payments in an amount equal to 65% of the Participant's final average compensation as defined in the Supplemental Plan, which amount is reduced by (i) 50% of old age social security benefits, (ii) the benefit that would be payable on a life annuity basis from Company contributions to the Employee Savings/Retirement Plan based on a formula using maximum employee contributions, and (iii) the benefit that would be payable on a life annuity basis from funds the Company contributed to a Defined Benefit Plan that was terminated in 1977. There is no provision under the Supplemental Plan for a disability benefit if a participant's employment is terminated prior to age 65 due to disability; however, the participant, notwithstanding the termination of employment, shall continue to be covered by the Supplemental Plan. The death benefit is divided into (a) prior to retirement death, which pays the beneficiary 50% of final average compensation for a period of 120 months, and (b) post retirement death, which pays the beneficiary 200% of final average compensation in a single payment. There are no benefits payable as a result of a termination of employment for any reason other than death or retirement.

The Supplemental Plan contains a change of control provision which provides for the immediate vesting and payment of the retirement benefit under the Supplemental Plan in the event of an employment termination resulting from a change of control. The Supplemental Plan is an unfunded liability of the Company which is credited with an interest rate representative of the Company's interest rate used in its major financial transactions and fluctuates with the market. The executives covered under this Supplemental Plan have waived participation in the Company's Group Life Insurance Program.

      Assuming no change in the rate of compensation after November 30, 1997, the estimated annual net benefit payable on retirement at age 65 for J. C. Philpott, the only named Executive Officer who is likely to receive payment under the Supplemental Plan, is $69,950. Inasmuch as the estimated annual net benefit is based on the assumption of no change in the rate of compensation after November 30, 1997, it is projected that the net benefit payable to Robert
H. Spilman, Jr. will be covered by the benefits calculated (using the aforementioned formula) to be payable from Company contributions to the Employee Savings/Retirement Plan. Robert H. Spilman, Sr. and Glenn A. Hunsucker, former executive officers of the Company who resigned during the fiscal year, will receive annual benefits pursuant to the Supplemental Plan in the amount of $385,144 and $188,398, respectively.

DEFERRED COMPENSATION AGREEMENTS

      Robert H. Spilman Jr., Robert H. Spilman, Sr., J. C. Philpott and Glenn
A. Hunsucker have each entered into Deferred Compensation Agreements with the Company pursuant to the Executive Employee Deferred Compensation Plan.
Pursuant to such agreements, such executive officers deferred a portion of their compensation over a four year period. Upon such executive officers' retirement, death or disability, such officers would be entitled to certain
payments from the Company.   Messrs. Spilman, Sr. and.  Hunsucker are currently
receiving payments equal to $93,223 and $35,532 per year, respectively, such amounts to be paid in equal monthly installments. Such amounts will continue to be paid to such officers for a fifteen year period. Messrs. Spilman, Jr. and Philpott will be entitled to payments for a fifteen year period equal to $108,125 and $21,859 per year, respectively, upon their retirement, $8,200 and $18,400 per year, respectively, upon their disability, and $14,776 and $21,859 per year, respectively, upon their death.

DIRECTOR COMPENSATION

      Directors who are also employees of the Company receive no additional compensation for serving as directors. Directors who are not employees of the Company receive an annual retainer fee of $17,500.

      Under the Company's 1993 Stock Plan for Non-Employee Directors (the Director Plan), Directors who are not regular employees of the Company were each automatically granted an option to purchase 500 shares of Common Stock on April 1 of each year, subject to adjustment in the event of stock dividends and splits, recapitalizations and similar transactions. On April 1, 1997, nine Directors were each granted an option to purchase 500 shares of Common Stock at $23.875 per share. In November 1997, the Director Plan was amended by the Board of Directors to increase the amount of the annual option grant to 1,000 shares of Common Stock. In addition, the Director Plan was amended to provide each Director who was not a regular employee of the Company at November 7, 1997 (seven persons) with a one-time grant of an option to purchase 2,500 shares of Common Stock at an exercise price of $27.75 per share. In addition, the Director Plan was amended to provide that each director who is not an employee of the Company, upon such director's initial election to the Board of Directors, will receive an option to purchase 2,500 shares of the Common Stock at an exercise price equal to the then fair market value.

      An option granted under the Director Plan is not exercisable unless the optionee remains available to serve as a Director of the Company for six months after the date of grant. An optionee's rights under all outstanding options will terminate three years after his termination as a Director, unless the termination is because of death or disability, in which case the options will be exercisable for one year after such termination. Unless earlier terminated, all options granted under the Director Plan expire ten years from the date of grant.

      In addition, the Director Plan provides that eligible Directors of the Company may make an annual irrevocable election to receive up to 100% of their annual retainer fee in the form of a stock award. The total number of shares subject to a stock award will be determined based on the fair market value of the Common Stock on the date the award is made. The Director may specify the percentage of the Director's annual retainer fee subject to the election, and the percentage of and the dates on which the shares covered by the stock award are to be issued. In the event a Director ceases to be a member of the Board of Directors for any reason, the total number of shares subject to the award which have not yet been issued to the Director will be issued to the Director within one year of his termination as a Director.

      The Company also has established a planned gift program for directors funded by life insurance policies on directors as part of its overall program to promote charitable giving. After the death of a Director, the Company will donate $500,000 to one or more qualifying charitable organizations recommended by the individual director and subsequently be reimbursed by life insurance proceeds. Individual directors derive no financial benefit from this program since all charitable deductions accrue solely to the Company. The program does not result in any material cost to the Company.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 (the Exchange Act) requires the Company's Directors and executive officers and persons who own more than 10% of the Company's Common Stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of the Common Stock and other equity securities. Executive officers, Directors and greater than 10% stockholders are required to furnish the Company with copies of all such reports they file. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended November 30, 1997, all Section 16(a) filing requirements applicable to its executive officers, Directors and greater than 10% beneficial stockholders were complied with, except that R. W. Downing, D. W. Miller, J.
C. Philpott, M. B. Gosnell, S. P. Rindskopf, J. F. Albanese, G. S. Elliott, P.
E. Booker, J. E. Bassett, III and J. R. Hervey, all officers of the Company, failed to report the award of restricted shares on November 7, 1997 on a timely basis; such awards have since been reported for each such officer.

PROPOSAL TO APPROVE THE BASSETT FURNITURE INDUSTRIES, INCORPORATED 1997 EMPLOYEE STOCK PLAN

         The Board of Directors has adopted, subject to shareholder approval, the Bassett Furniture Industries, Incorporated 1997 Employee Stock Plan (the 1997 Stock Plan). The 1997 Stock Plan reserves a number of shares of the common stock of the Company for issuance to certain key employees of and outside consultants to the Company in the form of stock options, stock appreciation rights (SARs), restricted stock and performance shares.

BACKGROUND AND PURPOSE

         One of the fundamental components of compensation for the Company's key employees is long term incentive compensation. The Company has for a number of years provided long term incentive compensation to its key employees pursuant to the Bassett Furniture Industries, Incorporated 1993 Long Term Incentive Plan (the 1993 Plan). The 1993 Plan provides for both awards of cash-based and equity-based long term incentive compensation, including stock options, SARs, restricted stock and performance units.

         Section 162(m) of the Internal Revenue Code (Section 162(m)) limits the deductibility to the Company of certain compensation paid to certain key employees in excess of $1,000,000. Section 162(m) excludes from this limit compensation that qualifies as "performance-based compensation". In order to provide both short and long term cash incentive awards and equity-based incentive awards that meet the requirements of "performance-based compensation" under Section 162(m), the Company desires to replace the 1993 Plan with the 1997 Stock Plan.

         The purpose of the 1997 Stock Plan is to promote the success and enhance the value of the Company by linking the personal interests of the participants to those of the Company's shareholders and by providing participants with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract and retain the services of participant's upon whose judgement, interest and special effort the successful conduct of its operation largely is dependent. Approval of the 1997 Stock Plan would better position the Company to take advantage of the "performance-based compensation" exception to the deduction limits of Section 162(m) and would enhance the Company's ability to put greater emphasis on variable, performance-related compensation. The following is a summary of the material terms of the 1997 Stock Plan as proposed.

NUMBER OF SHARES

         The maximum number of shares of Common Stock of the Company available for granting awards under the 1997 Stock Plan is nine hundred fifty thousand (950,000) plus the number of shares of Common Stock available for future awards under the 1993 Plan. All shares available for granting awards in any year that are not used, as well as shares allocated to awards under the 1997 Stock Plan that are cancelled or forfeited would be available for use in subsequent years.

ADMINISTRATION

         The Plan would be administered by the Organization, Compensation and Nominating Committee of the Board of Directors (the Committee). It is intended that the Committee would at all times be made up of "disinterested persons" within the meaning of Rule 16b-3 promulgated under Section 16(b) of the Securities Exchange Act of 1934 and that all of its members would be "outside directors" within the meaning of Section 162(m). Under the 1997 Stock Plan, the Committee would (i) select the key employees and outside consultants to receive awards from time to time, (ii) make awards in such amounts as it determines, (iii) impose such limitations, restrictions and conditions upon awards as it deems appropriate, (iv) establish performance targets and allocation formulas for awards of restricted stock or performance shares intended to be "performance-based compensation" under Section 162(m), (v) certify the attainment of performance goals, if applicable, as required by
Section 162(m), (vi) interpret the 1997 Stock Plan and adopt, amend and rescind administrative guidelines and other rules and regulations relating to the 1997 Stock Plan, (vii) correct any defect or omission or reconcile any inconsistency in the 1997 Stock Plan or any award granted thereunder and (viii) make all other determinations and take all other actions necessary or advisable for the implementation and administration of the 1997 Stock Plan. The Committee would also have the authority to accelerate the vesting and/or waive any restrictions of any outstanding awards. No awards of "incentive stock options" would be made under the Plan after November 4, 2007. In no event may an individual receive awards under the Plan for three (3) consecutive calendar years covering in excess of 285,000 shares.

ELIGIBILITY

         Only "key employees" of the Company and "outside consultants" selected by the Committee may participate in the 1997 Stock Plan. "Key employees" are those employees of the Company who occupy managerial or other important positions and who have made or are expected to make important contributions to the business of the Company, as determined by the Committee. "Outside Consultants" are third party consultants who provide services to the Company, as determined by the Committee. Approximately 75 employees and outside consultants are expected to be eligible to participate. As mentioned above, the Committee in its discretion would select which key employees and outside consultants would in fact receive any awards from time to time.

AWARDS OF STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

         The 1997 Stock Plan provides for the grant of options to purchase shares of Common Stock of the Company at option prices determined by the Committee as of the date of grant. For stock option awards intended to qualify as "performance-based compensation" under Section 162(m) or for incentive stock options (described below), the option price would not be less than the fair market value of shares of Common Stock at the close of business on the date of grant. (The fair market value of the Common Stock on February 2 1998 was $27.50). The 1997 Stock Plan also provides for the grant of SARs (either in tandem with stock options or freestanding), which entitle holders upon exercise to receive either cash or shares of Common Stock or a combination thereof, as the Committee in its discretion shall determine, with a value equal to the difference between (i) the fair market value on the exercise date of the shares with respect to which an SAR is exercised and (ii) the fair market value of such shares on the date of grant (or, if different, the exercise price of the related option in the case of a tandem SAR).

         Awards of options under the 1997 Stock Plan, which may be either incentive stock options (which qualify for special tax treatment) or non-qualified stock options, are determined by the Committee. The terms and conditions of each option and of any SAR are to be determined by the Committee at the time of grant.

         Exercise of an option (or an SAR) will result in the cancellation of any related SAR (or option) to the extent of the number of shares in respect of which such option or SAR has been exercised. Options and SARs granted under the 1997 Stock Plan will expire not more than ten (10) years from the date of grant, and the option agreements entered into with the optionees will specify the extent to which options and SARs may be exercised during their respective terms, including in the event of the optionee's death, disability or termination of employment.

         Payment for shares issuable pursuant to the exercise of an option may be made either in cash or by tendering shares of Common Stock of the Company with a fair market value at the date of the exercise equal to the portion of the exercise price which is not paid in cash.

AWARDS OF RESTRICTED STOCK AND PERFORMANCE SHARES

         The 1997 Stock Plan provides for the issuance of shares of restricted stock to such key employees and outside consultants and on such terms and conditions as determined from time to time by the Committee. The restricted stock award agreement with the participant will set forth the terms of the award, including the applicable restrictions. Such restrictions may include the continued service of the participant with the Company, the attainment of specified performance goals or any other conditions deemed appropriate by the Committee.

         The stock certificates evidencing the restricted stock will bear an appropriate legend and will be held in the custody of the Company until the applicable restrictions have been satisfied. The participant cannot sell, transfer, pledge, assign or otherwise alienate or hypothecate shares of restricted stock until the applicable restrictions have been satisfied. Once the restrictions are satisfied, the shares will be delivered to the participant. During the period of restriction, the participant may exercise full voting rights with respect to the restricted stock. The participant will also be credited with dividends with respect to the restricted stock. Such dividends may be payable currently or subject to additional restrictions as determined by the Committee and set forth in the award agreement.

         In addition to restricted stock, the Committee may award performance shares to selected key employees or outside consultants. The value of a performance share will equal the fair market value of a share of Common Stock. The 1997 Stock Plan provides that the number of performance shares granted and/or the vesting of granted performance shares can be contingent on the attainment of certain performance goals or other conditions over a period of time (called the "performance period"), all as determined by the Committee and evidenced by an award agreement. During the performance period, the Committee would determine what number (if any) of performance shares have been earned. Earned performance shares may be paid in cash, shares of Common Stock or a combination thereof having an aggregate fair market value equal to the value of the earned performance shares as of the payment date. Common Stock used to pay earned performance shares may have additional restrictions as determined by the Committee. In addition, the Committee may cancel any earned performance shares and replace them with stock options determined by the Committee to be of equivalent value based on a conversion formula specified in the participant's performance share award agreement. Earned but unpaid performance shares may have dividend equivalents rights as determined by the Committee and evidenced in the award agreement.

CODE SECTION 162(m)

         Because stock options and SARs granted under the 1997 Stock Plan that are intended to qualify as "performance-based compensation" under Section 162(m) must have an exercise price equal to at least the fair market value at the date of grant, compensation from the exercise of such stock options and SARs should be treated as "performance-based compensation" for Section 162(m) purposes.

         In addition, the 1997 Stock Plan authorizes the Committee to make awards of restricted stock or performance shares that are conditioned on the satisfaction of certain performance criteria. For such awards intended to result in "performance-based compensation," the Committee will establish prior to or within ninety (90) days after the start of the applicable performance period the applicable performance conditions. The Committee may select from the following performance measures for such purpose: (i) return on average common shareholders' equity of the Company, (ii) return on average assets of the Company, (iii) net income of the Company, (iv) earnings per common share of the Company or (v) total shareholder return of the Company. The performance conditions will be stated in the form of an objective, nondiscretionary formula, and the Committee will certify in writing the attainment of such performance conditions prior to any payout with respect to such awards.

WITHHOLDING FOR PAYMENT OF TAXES

         The 1997 Stock Plan provides for the withholding and payment by a participant of any payroll or withholding taxes required by applicable law.
The 1997 Stock Plan permits a participant to satisfy such requirement, with the approval of the Committee and subject to the terms of the 1997 Stock Plan, by having the Company withhold from the participant a number of shares of Common Stock of the Company otherwise issuable under the award having a fair market value equal to the amount of the applicable payroll and withholding taxes.

CHANGES IN CAPITALIZATION AND SIMILAR CHANGES

         In the event of any change in the outstanding shares of Common Stock of the Company by reason of any stock dividend, split, spin-off, recapitalization, merger, consolidation, combination, exchange of shares or otherwise, the aggregate number of shares of Common Stock with respect to which awards may be made under the 1997 Stock Plan, and the terms, types of shares and number of shares of any outstanding awards under the 1997 Stock Plan may be equitably adjusted by the Committee in its discretion to preserve the benefit of the award for the Company and the participant.

CHANGES IN CONTROL

         The 1997 Stock Plan provides that in the event of a change in control of the Company, all options and SARs will be fully exercisable as of the date of the change in control and shall remain exercisable through their full term. Outstanding awards of restricted stock and performance shares will become immediately vested, and any applicable performance conditions shall be deemed satisfied (at the target performance condition, if applicable) as of the date of the change in control.

AMENDMENT AND TERMINATION OF THE PLAN

         The Board of Directors will have the power to amend, modify or terminate the 1997 Stock Plan on a prospective basis. Shareholder approval will be obtained for any change to the material terms of the 1997 Stock Plan to the extent required by Section 162(m) or Section 16(b) under the Securities Exchange Act of 1934.

FEDERAL INCOME TAX TREATMENT

         Incentive Stock Options. Incentive stock options ("ISOs") granted under the 1997 Stock Plan will be subject to the applicable provisions of the Internal Revenue Code, including Code Section 422. If shares of Common Stock of the Company are issued to an optionee upon the exercise an ISO, and if no "disqualifying disposition" of such shares is made by such optionee within one year after the exercise of the ISO or within two years after the date the ISO was granted, then (i) no income will be recognized by the optionee at the time of the grant of the ISO, (ii) no income, for regular income tax purposes, will be realized by the optionee at the date of exercise, (iii) upon sale of the shares acquired by exercise of the ISO, any amount realized in excess of the option price will be taxed to the optionee, for regular income tax purposes, as a capital gain and any loss sustained will be a capital loss, and (iv) no deduction will be allowed to the Company for federal income tax purposes. If a "disqualifying disposition" of such shares is made, the optionee will realize taxable ordinary income in an amount equal to the excess of the fair market value of the shares purchased at the time of exercise over the option price (the bargain purchase element) and the Company will be entitled to a federal income tax deduction equal to such amount. The amount of any gain in excess of the bargain purchase element realized upon a "disqualifying disposition" will be taxable as capital gain to the holder (for which the Company will not be
entitled a federal income tax deduction).   Upon exercise of an ISO, the
optionee may be subject to alternative minimum tax.

         Nonqualified Stock Options. With respect to nonqualified stock options ("NQSOs") granted to optionees under the 1997 Stock Plan, (i) no income is realized by the optionee at the time the NQSO is granted, (ii) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares on the date of exercise, and the Company receives a tax deduction for the same amount, and (iii) on disposition, appreciation or depreciation after the date of exercise is treated as capital gain or loss with the applicable tax rate depending on how long the shares have been held and the optionee's tax bracket.

         Restricted Stock. Upon becoming entitled to receive shares at the end of the applicable restriction period without a forfeiture, the recipient has ordinary income in an amount equal to the fair market value of the shares at that time. However, a recipient who elects under Code Section 83(b) within 30 days of the date of the grant will have ordinary taxable income on the date of the grant equal to the fair market value of the shares of restricted stock as if the shares were unrestricted and could be sold immediately. If the shares subject to such election are forfeited, the recipient will not be entitled to any deduction, refund or loss for tax purposes. Upon sale of the shares after the forfeiture period has expired, the holding period to determine whether the recipient has long-term of short-term capital gain or loss begins when the restriction period expires, and the tax basis will be equal to the fair market value of the shares when the restriction period expires. However, if the recipient timely elects to be taxed as of the date of grant, the holding period commences on the date of the grant and the tax basis will be equal to the fair market value of the shares on the date of the grant as if the shares were then unrestricted and could be sold immediately. The Company generally will be entitled to a deduction equal to the amount that is taxable as ordinary compensation income to the recipient.

         Performance Shares. A participant who is awarded performance shares will not recognize income and the Company will not be allowed a deduction at the time the award is made. When a participant receives payment for performance shares in cash or shares of Common Stock of the Company, the amount of the cash and the fair market value of the shares received will be ordinary income to the participant and will be allowed as a deduction for federal income tax purposes to the Company. However, if there is a substantial risk that any shares used to pay out earned performance shares will be forfeited (for example, because the Committee conditions such shares on the performance of future services), the taxable event is deferred until the risk of forfeiture lapses. In this case, the participant can elect to make a Code Section 83(b) election as previously described. The Company can take the deduction at the time the income is recognized by the participant.

         The Board recommends a vote FOR approval of the 1997 Stock Plan. The affirmative vote of a majority of votes cast is required for approval of the 1997 Stock Plan. Abstentions and broker non-votes will not be counted for this purpose.

RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

         On November 21, 1997, the Board of Directors terminated the engagement of KPMG Peat Marwick as the Company's independent accountants and engaged Arthur Andersen LLP as the Registrant's independent accountants. Prior to such engagement, the Company did not consult with Arthur Andersen LLP regarding any of the items specified in Item 304(a)(2) of Regulation S-K or otherwise.

      Upon the recommendation and approval of the Audit Committee, the Board of Directors has approved the selection of Arthur Andersen LLP as independent public accountants to audit the financial statements of the Company for the fiscal year ending November 28, 1998. This selection is being presented to the stockholders for their ratification at the Annual Meeting of Stockholders. The firm of Arthur Andersen LLP is considered well qualified.

         Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting of Stockholders with an opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

         KPMG Peat Marwick served as the Registrant's independent accountant to audit the financial statements of the Registrant and its subsidiaries for each of the two most recent fiscal years ended November 30, 1996 and for prior fiscal years. In addition, KPMG Peat Marwick continued to provide accounting services to the Company until the date of the termination of their engagement. Arthur Andersen LLP will serve as the Company's independent accountant for the fiscal year ended November 30, 1997. The decision to change accountants was recommended and approved by the Audit Committee of the Board of Directors and approved by the entire Board of Directors.

         KPMG Peat Marwick's report on the financial statements of the Company and its subsidiaries for the year ended November 30, 1996 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles. In connection with its audits for the Company's two most recent fiscal years ended November 30, 1996,
(1) there were no disagreements with KPMG Peat Marwick on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreement(s), if not resolved to the satisfaction of KPMG Peat Marwick, would have caused it to make reference to the subject matter of the disagreement(s) in its report on the Company's financial statements for such years, and (2) no "reportable event" (as defined in Item 304(a)(1)(iv) of Regulation S-K) occurred. In a letter to the Securities and Exchange Commission, KPMG Peat Marwick has indicated that they are in agreement with the statements made in this Proxy Statement with respect to their audits.

      The Board of Directors recommends a vote FOR the ratification of the selection of Arthur Andersen LLP as independent public accountants to audit the financial statements of the Company for the fiscal year ending November 28, 1998, and proxies solicited by the Board of Directors will be so voted unless stockholders specify a different choice. If the stockholders do not ratify the selection of Arthur Andersen LLP, the selection of independent public accountants will be reconsidered by the Board of Directors.

STOCKHOLDER PROPOSAL

      INDEPENDENT CHAIRPERSON OF THE BOARD OF DIRECTORS

      The Company has received a proposal from California Public Employees' Retirement System (CalPERS), P. O. Box 942708, Sacramento, California 94229-2708. CalPERS owns approximately 186,725 shares of the Company's Common Stock and has given notice that it will present the following resolution at the 1998 Annual Meeting of Stockholders:

      RESOLVED, that the stockholders of Bassett Furniture Industries, Incorporated (the Company) recommend that the Board of Directors take steps necessary to amend the Company's Bylaws to require that the Board's Chairperson be an Independent Director. For purposes of this proposal, the stockholders further recommend that the term "Independent Director" means a director who: (i) has not been employed by the Company in an executive capacity within the last five years; (ii) is not, and is not affiliated with a company that is, an advisor or consultant to the Company; (iii) is not affiliated with a significant customer or supplier of the Company; (iv) has no personal services contract(s) with the Company; (v) is not affiliated with a not-for-profit entity that receives significant contributions from the Company; (vi) within the last five years, has not had any business relationship with the company (other than service as a director) for which the Company has been required to make disclosure under Regulation S-K of the Securities and Exchange Commission; (vii) is not employed by a public company at which an executive officer of the Company serves as a director; (viii) has not had a relationship described in (i) through (vii) above with any affiliate of the Company; and (ix) is not a member of the immediate family of any person described in (i) through (viii) above. This provision may only be amended by the affirmative vote of the holders of the outstanding common stock of the company.

      SHAREHOLDER'S SUPPORTING STATEMENT

      How important is the Board of Directors? As a trust fund with approximately 1,045,500 participants, and as owner of some 186,725 shares of the Company's stock, CalPERS believes that the Board - and most particularly its Chairperson - is of paramount importance. This is why we are sponsoring this proposal which urges the Board to amend the Company's Bylaws so that the Board's leader will be a person who is independent of the Company and its officers. Through this proposal, we seek to promote strong, objective leadership on the Board.

      A Board of Directors must formulate corporate policies and monitor management's implementations of those policies. The Chairperson is responsible for leading the Board in these tasks, and ensuring that directors are given the information necessary to perform their duties. In our view, when the Board's Chairperson is also an officer, employee or otherwise closely related to the Company's management, it is difficult to objectively perform this monitoring and evaluation function. We believe that an independent Chairperson would best ensure that the interests of stockholders are served, rather than the interests of management.

      The benefits of independent directors are generally well accepted. The New York Stock Exchange, for example, requires that at least two members of the board of a listed company, and all members of the company's audit committee, must meet the Exchange's standards of independence. The Investment Company Act of 1940 (the law that governs the activities of investment companies) also includes an independent director provision, generally requiring investment company boards to be comprised of at least 40 percent "disinterested"directors.

      Help us send a message to this Board and its Chairperson.

      If you AGREE, please mark your proxy FOR this resolution.

      MANAGEMENT'S STATEMENT

THE BOARD OF DIRECTORS FAVORS A VOTE AGAINST THE ADOPTION OF THIS PROPOSAL FOR THE FOLLOWING REASONS:

         The Board of Directors has been, and continues to be, a strong proponent of independent leadership at the board level. To reinforce this, the Board of Directors has adopted Corporate Governance Guidelines that ensure independent board leadership whether or not the Chairman and Chief Executive Officer roles are separated. The Company recognizes that independence from management is essential to the Board of Directors' ability to fulfill its duty. Currently 11 of the 13 members of the Board of Directors are independent directors.

         The Board of Directors believes that the appropriate balancing of independent board structure with flexibility in determining board leadership is expressed in its current Guidelines and reflected in its current nominees. Guideline 1, addressing the "Selection of Chairman and CEO," ensures flexibility by providing that: "the Board should be free to make this choice any way that seems best for the Company at a given point in time." Although at this point the Board of Directors has determined that both positions should be filled by the same person, the Board of Directors recognizes and has affirmatively stated that such a structure may not always be desirable; however, the Board of Directors must have the flexibility to fill this role in the manner that it deems suitable.

         In light of these and other mechanisms in the Guidelines that ensure the Board's independence from Management and accountability to stockholders, the Board believes that no purpose is served by imposing an absolute rule against a member of Management serving as Board Chairman. Rather, such a bylaw may result in the Board of Directors being forced to appoint as Chairman an individual not best suited or qualified for the position at that point in time. Indeed, that is why the Board provided itself the flexibility to select either an employee or non-employee as Chairman. The resolution would reduce the Board of Director's flexibility to select a style of leadership best suited to time and circumstances.

         THE BOARD OF DIRECTORS FAVORS A VOTE AGAINST THIS STOCKHOLDER
PROPOSAL, ITEM NO. 4.   Proxies solicited by the board of directors will be so
voted unless stockholders specify a different choice. The affirmative vote of a majority of votes cast is required for approval of the stockholder proposal. Abstentions and broker non-votes will not be counted for this purpose.

PROPOSALS FOR THE 1999 ANNUAL MEETING OF STOCKHOLDERS

      Any proposal that a stockholder intends to present for action at the 1999 Annual Meeting of Stockholders, currently scheduled for March 22, 1999, must be received by the Company no later than October 23, 1998, in order for the proposal to be included in the proxy statement and form of proxy for the 1999 Annual Meeting of Stockholders. The proposal should be sent to Jay R. Hervey, Secretary, Bassett Furniture Industries, Incorporated, Post Office Box 626, Bassett, Virginia 24055.

                        SUMMARY AND LOCATION OF DOCUMENT

Author:                            BAY

Document Type:                     DOC
Description:                       1998 ANNUAL MEETING - PROXY STATEMENT

Client:                            09606
Matter:                            604

Document #:                        1524313.2

Revised by:                        TEMPFLOATER12
Date:                              February 21, 1998


BASSETT FURNITURE INDUSTRIES, INCORPORATED 1997 EMPLOYEE STOCK PLAN

ARTICLE 1. ESTABLISHMENT, PURPOSE, AND DURATION
     1.1 ESTABLISHMENT OF THE PLAN. Bassett Furniture Industries, Incorporated, a Virginia corporation (hereinafter referred to as the "Company"), hereby establishes an incentive compensation plan to be known as the "Bassett Furniture Industries, Incorporated Employee Stock Plan" (hereinafter referred to as the "Plan"), as set forth in this document. The Plan permits the payment of compensation in shares of the Company's common stock in lieu of cash and the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, and Performance Shares.

    Subject to approval by the Company's shareholders, the Plan shall become effective as of November 5, 1997 (the "Effective Date") and shall remain in effect as provided in Section 1.3 hereof. The Plan shall not become effective unless shareholder approval is obtained.

    1.2 PURPOSE OF THE PLAN. The purpose of the Plan is to promote the success and enhance the value of the Company by linking the personal interests of Participants to those of the Company's shareholders, and by providing Participants with an incentive for outstanding performance.

    The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Participants upon whose judgment, interest and special effort the successful conduct of its operation largely is dependent.

    1.3 DURATION OF THE PLAN. The Plan shall commence on the Effective Date, as described in Section 1.1 hereof, and shall remain in effect, subject to the right of the Board of Directors to amend or terminate the Plan at any time pursuant to Article 15 hereof, until all Shares subject to it shall have been purchased or acquired according to the Plan's provisions. However, in no event may an Award of an ISO be granted under the Plan after November 4, 2007.

ARTICLE 2. DEFINITIONS
    Whenever used in the Plan, the following terms shall have the meanings set forth below and, when the meaning is intended, the initial letter of the word is capitalized:

    2.1 "AWARD" means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Payment Shares or Performance Shares.

    2.2 "AWARD AGREEMENT" means an agreement entered into by the Company and each Participant setting forth the terms and provisions applicable to Awards granted under this Plan.

    2.3 "BOARD" or "BOARD OF DIRECTORS" means the Board of Directors of the Company.

                 2.4 "CHANGE IN CONTROL" means and shall be deemed to have occurred upon, any of the following events:

         (i) The acquisition by any person, individual, entity or "group" (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (collectively, "Persons") of beneficial ownership (the phrases "beneficial ownership," "beneficial owners" and "beneficially owned" as used herein being within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either (i) the then outstanding shares of Common Stock (the "Outstanding Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change in Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company or any of its subsidiaries, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its subsidiaries, (iv) any acquisition by any corporation with respect to which, following such acquisition, more than 75% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors are then beneficially owned by all or substantially all of the Persons who were the beneficial owners, respectively, of the Outstanding Common Stock and Outstanding Voting Securities immediately prior to such acquisition in substantially the same proportions as their beneficial ownership, immediately prior to such acquisition, of the Outstanding Common Stock and Outstanding Voting Securities, as the case may be; or

         (ii) Individuals who, as of November 5, 1997, constitute the Board of Directors of the Company (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board of Directors; provided, however, that any individual who becomes a director subsequent to November 5, 1997 and whose election, or whose nomination for election by the Company's shareholders, to the Board of Directors was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act), other actual or threatened solicitation of proxies or consents or an actual or threatened tender offer; or

         (iii) Approval by the shareholders of the Company of a reorganization, merger or consolidation, in each case, with respect to which all or substantially all of the Persons who were the beneficial owners, respectively, of the Outstanding Common Stock and Outstanding Voting Securities immediately prior to such reorganization, merger or consolidation do not, following such reorganization, merger or consolidation, beneficially own more than 75% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger or consolidation in substantially the same proportions as their beneficial ownership, immediately prior to such reorganization, merger or consolidation, of the Outstanding Common Stock and Outstanding Voting Securities, as the case may be; or

          (iv) Approval by the shareholders of the Company of (i) a complete liquidation or dissolution of the Company or (ii) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation, with respect to which following such sale or other disposition, more than 75% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned by all or substantially all of the Persons who were the beneficial owners, respectively, of the Outstanding Common Stock and Outstanding Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their beneficial ownership, immediately prior to such sale or other disposition, of the Outstanding Common Stock and Outstanding Voting Securities, as the case may be.

    2.5 "CODE" means the Internal Revenue Code of 1986, as amended from time to time. References to the Code shall include the valid and binding governmental regulations, court decisions and other regulatory and judicial authority issued or rendered thereunder.

    2.6 "COMMITTEE" means the Organization, Compensation and Nominating Committee of the Board, as specified in Article 3 herein, appointed by the Board to administer the Plan with respect to grants of Awards.

    2.7  "COMMON STOCK" means the common stock of the Company.

    2.8 "COMPANY" means Bassett Furniture Industries, Incorporated, a Virginia corporation, and any successor as provided in Article 18 herein.

    2.9 "DIRECTOR" means any individual who is a member of the Board of Directors of the Company.

    2.10 "DISABILITY" with respect to a Participant, means "disability" as defined from time to time under any long-term disability plan of the Company or Subsidiary with which the Participant is employed.

    2.11 "EARNINGS PER SHARE" means "earnings per common share" of the Company determined in accordance with generally accepted accounting principles that would be reported in the Company's Annual Report to Shareholders.

    2.12  "EFFECTIVE DATE" shall have the meaning ascribed to such term in
Section 1.1 hereof.

    2.13 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

    2.14 "FAIR MARKET VALUE" with respect to a share of the Company's Common Stock at a particular time, shall be that value as determined by the Committee which shall be (i) if such Common Stock is listed on a national securities exchange, on any given date, (A) the average of the highest and lowest market prices of shares of Common Stock, as reported on the consolidated transaction reporting system for such exchange for that date, or if shares of Common Stock were not traded on such date, on the next preceding day on which shares of Common Stock were traded, or (B) if the Common Stock is not reported on the consolidated transaction reporting system for such exchange, the mean between the highest price and the lowest price at which the Common Stock shall have been sold regular way on a national securities exchange on said date, or, if no sales occur on said date, then on the next preceding date on which there were such sales of Common Stock; or (ii) if the Common Stock shall not be listed on a national securities exchange, the mean between the average high bid and low asked prices last reported by the National Association of Securities Dealers, Inc. for the over-the-counter market on said date or, if no bid and asked prices are reported on said date, then on the next preceding date on which there were such quotations; or (iii) if at any time quotations for the Common Stock shall not be reported by the National Association of Securities Dealers, Inc. for the over-the-counter market and the Common Stock shall not be listed on any national securities exchange, the fair market value determined by the Committee on the basis of available prices for such Common Stock or in such other manner as the Committee may deem reasonable.

    2.15 "FREESTANDING SAR" means an SAR that is granted independently of any Options.

    2.16 "INCENTIVE STOCK OPTION" or "ISO" means an option to purchase Shares, granted under Article 6 herein, and which is designated as an Incentive Stock Option which is intended to meet the requirements of Section 422 of the Code.

    2.17 "INSIDER" shall mean an individual who is, on the relevant date, an officer, director or ten percent (10%) beneficial owner of any class of the Company's equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

    2.18 "KEY EMPLOYEE" means an employee of the Company, including an officer of the Company, in a managerial or other important position who can make important contributions to the Company, all as determined by the Committee in its discretion.

    2.19 "NAMED EXECUTIVE OFFICER" means, for a calendar year, a Participant who is one of the group of "covered employees" for such calendar year within the meaning of Code Section 162(m) or any successor statute.

    2.20 "NET INCOME" means "net income" of the Company determined in accordance with generally accepted accounting principles that would be reported in the Company's Annual Report to Shareholders.

    2.21 "NONQUALIFIED STOCK OPTION" or "NQSO" means an option to purchase Shares granted to Key Employees under Article 6 herein, and which is not intended to meet the requirements of Code Section 422.

    2.22 "OPERATING MARGIN" means the "operating margin" of the Company determined in accordance with generally accepted accounting principles as determined by the independent accountants regularly employed by the Company.

    2.23  "OPTION" means an Incentive Stock Option or a Nonqualified Stock
Option.

    2.24 "OPTION PRICE" means the price at which a Share may be purchased by a Participant pursuant to an Option.

    2.25 "OUTSIDE CONSULTANT" means any third party consultant providing services to the Company to which the Committee determines to make an Award (other than an ISO) under the Plan.

    2.26 "PARTICIPANT" means a Key Employee, or to the extent permitted by the Plan Outside Consultant, who has outstanding an Award granted under the Plan.

    2.27  "PAYMENT SHARES" means an Award granted to a Participant pursuant to
Article 8 herein (other than Restricted Stock) in lieu of cash compensation otherwise payable to the Participant under the compensation plans and arrangements of the Company.

    2.28 "PERFORMANCE-BASED EXCEPTION" means the performance-based exception set forth in Code Section 162(m)(4)(C) from the deductibility limitations of Code Section 162(m).

    2.29 "PERFORMANCE SHARE" means an Award granted to a Key Employee, as described in Article 9 herein.

    2.30 "PERIOD OF RESTRICTION" means the period during which the transfer of Shares of Restricted Stock is limited in some way (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, at its discretion), and the Shares are subject to a substantial risk of forfeiture, as provided in Article 8 herein.

    2.31 "RESTRICTED STOCK" means an Award granted to a Participant pursuant to Article 8 herein (other than Payment Shares).

    2.32 "RETURN ON ASSETS" means "return on average assets" of the Company determined in accordance with generally accepted accounting principles that would be reported in the Company's Annual Report to Shareholders.

    2.33 "RETURN ON EQUITY" means "return on average common shareholders' equity" of the Company determined in accordance with generally accepted accounting principles that would be reported in the Company's Annual Report to Shareholders.

    2.31 "REVENUES" means the "revenues" of the Company determined in accordance with generally accepted accounting principles that would be reported in the Company's Annual Report to Shareholders.

    2.32  "SHARES" means the shares of Common Stock of the Company.

    2.33 "STOCK APPRECIATION RIGHT" or "SAR" means an Award, granted alone or in connection with a related Option, designated as an SAR, pursuant to the terms of Article 7 herein.

    2.34 "SUBSIDIARY" means any corporation, partnership, joint venture, affiliate, or other entity in which the Company has an ownership interest, and which the Committee designates as a participating entity in the Plan.

    2.35 "TANDEM SAR" means an SAR that is granted in connection with a related Option, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall similarly be canceled).

    2.36 "TOTAL SHAREHOLDER RETURN" means the percentage change in value of an initial investment in Shares over a specified period assuming reinvestment of all dividends during the period.

ARTICLE 3. ADMINISTRATION
    3.1 THE COMMITTEE. The Plan shall be administered by the Organization, Compensation and Nominating Committee of the Board or by any other Committee appointed by the Board consisting of not less than two (2) Directors. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors. Each of the members of the Committee shall be a "Non-Employee Director" within the meaning of Rule 16b-3 under the Exchange Act. In addition, any action taken with respect to Named Executive Officers for purposes of meeting the Performance-Based Exception shall be taken by the Committee only if all of the members of the Committee are "outside directors" within the meaning of Code Section 162(m), subject to any applicable transition rules under Code Section 162(m). If all of the members of the Committee are not "outside directors", such action shall be taken by a subcommittee of the Committee comprised of at least two (2) members who are "outside directors."

    3.2 AUTHORITY OF THE COMMITTEE. Except as limited by law, or by the Articles of Incorporation or Bylaws of the Company, and subject to the provisions herein, the Committee shall have full power to select Key Employees who shall participate in the Plan; determine the sizes and types of Awards; determine the terms and provisions of Awards in a manner consistent with the Plan; construe and interpret the Plan and any agreement or instrument entered into under the Plan; establish, amend, or waive rules and regulations for the Plan's administration; and (subject to the provisions of Article 15 herein), amend the terms and provisions of any outstanding Award to the extent such terms and provisions are within the discretion of the Committee as provided in the Plan. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan. To the extent permitted by law, the Committee may delegate its authority hereunder.

    3.3 DECISIONS BINDING. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders and resolutions of the Board shall be final, conclusive and binding on all persons, including the Company, its shareholders, employees, Participants, and their estates and beneficiaries.

ARTICLE 4. SHARES SUBJECT TO THE PLAN

    4.1 NUMBER OF SHARES AVAILABLE FOR GRANTS. Subject to the provisions of this Article IV, the maximum number of Shares that may be delivered to Participants (or their beneficiaries) under the Plan shall equal the sum of:

    (i)   Nine Hundred Fifty Thousand (950,000); plus

    (ii) the number of Shares available for future awards under the Company's 1993 Long-Term Incentive Plan as of the Effective Date; plus

    (iii) any Shares that are represented by awards granted under any prior plan of the Company which are forfeited, expire or are canceled without the delivery of Shares or which result in the forfeiture of Shares back to the Company.

    Any Shares covered by an Award (or portion of an Award) granted under the Plan which is forfeited, is canceled, expires or is settled in cash shall be deemed to not have been delivered for purposes of determining the maximum number of Shares available for delivery under the Plan. In addition, if any Stock Option is exercised by the Participant tendering previously-acquired Shares owned by the Participant in payment of all or a portion of the Option Price, then only the number of Shares issued net of the Shares so tendered shall be deemed delivered for purposes of determining the maximum number of Shares available for delivery under the Plan. Further, Shares issued under the Plan through the settlement, assumption or substitution of outstanding awards or obligations to grant future awards as a condition to the Company acquiring another entity shall not reduce the maximum number of Shares available for delivery under the Plan.

    Notwithstanding any provision of this Plan to the contrary, the following additional limits shall apply:

    (i) No more than Nine Hundred Fifty Thousand (950,000) Shares may cover Incentive Stock Options granted under the Plan.

    (ii) The maximum number of Shares that may be covered by Awards to an individual Participant shall not exceed Two Hundred Eighty-Five Thousand (285,000) during any three (3) consecutive calendar years.

    The number of Shares reserved for grants of Awards and the limits on such Awards under this Section 4.1 shall be subject to adjustment as provided in
Section 4.2.

    4.2 ADJUSTMENTS IN AUTHORIZED SHARES. In the event of any change in corporate capitalization, such as a stock split, or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Code
Section 368) or any partial or complete liquidation of the Company, such adjustment shall be made in the number and class of Shares which may be delivered under the Plan under Section 4.1, and in the number and class of and/or price of Shares subject to outstanding Awards granted under the Plan, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that the number of Shares subject to any Award shall always be a whole number.

ARTICLE 5. ELIGIBILITY AND PARTICIPATION

    5.1 ELIGIBILITY. Persons eligible to participate in this Plan are any Outside Consultants selected by the Committee and all Key Employees of the Company, as determined by the Committee, including Key Employees who are Directors, but excluding Directors who are not Key Employees.

    5.2 ACTUAL PARTICIPATION. Subject to the provisions of the Plan, the Committee may, from time to time, select from any Outside Consultants and all eligible Key Employees those to whom Awards shall be granted and shall determine the nature and amount of each Award.

ARTICLE 6. STOCK OPTIONS
    6.1 GRANT OF OPTIONS. Subject to the terms and provisions of the Plan, Options may be granted to Key Employees in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee. In addition, subject to the terms and provisions of the Plan, NQSOs (but not ISOs) may be granted to Outside Consultants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee

    6.2 AWARD AGREEMENT. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, and such other provisions as the Committee shall determine. The Award Agreement also shall specify whether the Option is intended to be an ISO within the meaning of Section 422 of the Code, or an NQSO whose grant is intended not to fall under Code Section 422.

    6.3 OPTION PRICE. The Committee shall determine the Option Price for each grant of an Option under this Plan, which such Option Price (i) shall not be less than the Fair Market Value of a Share on the date of grant and (ii) shall be set forth in the applicable Award Agreement.

    6.4 DURATION OF OPTIONS. Each Option shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no Option shall be exercisable later than the tenth (10th) anniversary date of its grant.

    6.5 EXERCISE OF OPTIONS. Options granted under this Article 6 shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve and which shall be set forth in the applicable Award Agreement, which need not be the same for each grant or for each Participant.

    6.6 PAYMENT. Options shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

    The Option Price upon exercise of any Option shall be payable to the Company in full either: (a) in cash or its equivalent, or (b) by tendering (either actually or by attestation) previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares which are tendered must have been held by the Participant for at least six (6) months prior to their tender to satisfy the Option Price), or (c) by a combination of (a) and (b).

    The Committee also may allow cashless exercise as permitted under Federal Reserve Board's Regulation G or Regulation T, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law.

    As soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to the Participant, in the Participant's name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

    6.7 RESTRICTIONS ON SHARE TRANSFERABILITY. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as it may deem advisable, including, without limitation, restrictions under applicable Federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

    6.8 TERMINATION OF EMPLOYMENT. Each Participant's Option Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant's employment with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with Participants, need not be uniform among all Options issued pursuant to this Article 6, may reflect distinctions based on the reasons for termination of employment and may include provisions relating to the Participant's competition with the Company after termination of employment. In that regard, if an Award Agreement permits exercise of an Option following the death of the Participant, the Award Agreement shall provide that such Option shall be exercisable to the extent provided therein by any person that may be empowered to do so under the Participant's will, or if the Participant shall fail to make a testamentary disposition of the Option or shall have died intestate, by the Participant's executor or other legal representative.

    6.9   NONTRANSFERABILITY OF OPTIONS.

    (a) INCENTIVE STOCK OPTIONS. No ISO granted under this Article 6 may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all ISOs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

    (b) NONQUALIFIED STOCK OPTIONS. Except as otherwise provided in a Participant's Award Agreement, no NQSO granted under this Article 6 may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement, all NQSOs granted to a Participant under this Article 6 shall be exercisable during his or her lifetime only by such Participant.

    6.10 NO RIGHTS. A Participant granted an Option shall have no rights as a shareholder of the Company with respect to the Shares covered by such Option except to the extent that Shares are issued to the Participant upon the due exercise of the Option.

ARTICLE 7. STOCK APPRECIATION RIGHTS
    7.1 GRANT OF SARS. Subject to the terms and provisions of the Plan, SARs may be granted to Key Employees at any time and from time to time as shall be determined by the Committee. The Committee may grant Freestanding SARs, Tandem SARs, or any combination of these forms of SAR.

    The Committee shall have complete discretion in determining the number of Shares covered by SARs granted hereunder (subject to Article 4 herein) and, consistent with the provisions of the Plan, in determining the terms and provisions pertaining to such SARs. The number of Shares covered by a Freestanding SAR shall be counted against the number of Shares available for grants of Awards under Section 4.1, but the number of Shares covered by a Tandem SAR shall not be so counted.

    The grant price of a Freestanding SAR shall equal the Fair Market
Value of a Share on the date of grant of the SAR. The grant price of Tandem SARs shall equal the Option Price of the related Option.


    7.2 EXERCISE OF TANDEM SARS. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.

    Notwithstanding any other provision of this Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (i) the Tandem SAR will expire no later than the expiration of the underlying ISO; (ii) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the difference between the Option Price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised; and (iii) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Option Price of the ISO.

    7.3 EXERCISE OF FREESTANDING SARS. Freestanding SARs may be exercised upon whatever terms and provisions the Committee, in its sole discretion, imposes upon them.

    7.4 SAR AGREEMENT. Each SAR grant shall be evidenced by an Award Agreement that shall specify the grant price, the term of the SAR, and such other provisions as the Committee shall determine.

    7.5 TERM OF SARS. The term of an SAR granted under the Plan shall be determined by the Committee, in its sole discretion; provided, however, that such term shall not exceed ten (10) years.

    7.6 PAYMENT OF SAR AMOUNT. Upon exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

    (a) The difference between the Fair Market Value of a Share on the date of exercise over the grant price; by

    (b)   The number of Shares with respect to which the SAR is exercised.

    At the discretion of the Committee, the payment upon SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof; provided, however, that from and after the date of a Change in Control, the exercise of an SAR may be settled only in cash.

    7.7 RULE 16b-3 REQUIREMENTS. Notwithstanding any other provision of the Plan, the Committee may impose such conditions on exercise of an SAR (including, without limitation, the right of the Committee to limit the time of exercise to specified periods) as may be required to satisfy the requirements of Section 16 (or any successor provision) of the Exchange Act.

    7.8 TERMINATION OF EMPLOYMENT. Each SAR Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant's employment with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with Participants, need not be uniform among all SARs issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of employment. In that regard, if an Award Agreement permits exercise of an SAR following the death of the Participant, the Award Agreement shall provide that such SAR shall be exercisable to the extent provided therein by any person that may be empowered to do so under the Participant's will, or if the Participant shall fail to make a testamentary disposition of the SAR or shall have died intestate, by the Participant's executor or other legal representative.

    7.9 NONTRANSFERABILITY OF SARS. Except as otherwise provided in a Participant's Award Agreement, no SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement, all SARs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

    7.10 NO RIGHTS. A Participant granted an SAR shall have no rights as a shareholder of the Company with respect to the Shares covered by such SAR except to the extent that Shares are issued to the Participant upon the due exercise of the SAR.

ARTICLE 8. PAYMENT SHARES AND RESTRICTED STOCK
    8.1 PAYMENT SHARES. The Committee may, at any time and from time to time in its sole an exclusive discretion, grant to a Participant Payment Shares in lieu of cash compensation otherwise payable to the Participant under any compensation plans or arrangements of the Company, which such Payment Shares shall have an aggregate Fair Market Value on the date of grant equal to the amount of the cash compensation otherwise payable to the Participant.

    8.2 GRANT OF RESTRICTED STOCK. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to eligible Key Employees or Outside Consultants in such amounts as the Committee shall determine.

    8.3 RESTRICTED STOCK AWARD AGREEMENT. Each Restricted Stock grant shall be evidenced by a Restricted Stock Award Agreement that shall specify the Period of Restriction, or Periods, the number of Shares of Restricted Stock granted, and such other provisions as the Committee shall determine

    8.4 TRANSFERABILITY. Except as provided in this Article 8, the Shares of Restricted Stock granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Restricted Stock Award Agreement, or upon earlier satisfaction of any other conditions, as specified by the Committee in its sole discretion and set forth in the Restricted Stock Agreement. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant.

    8.5 OTHER RESTRICTIONS. The Committee may impose such other conditions and/or restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock, restrictions based upon the achievement of specific performance goals (Company-wide, divisional, and/or individual), time-based restrictions on vesting following the attainment of the performance goals, and/or restrictions under applicable Federal or state securities laws.

    The Company shall retain the certificates representing Shares of Restricted Stock in the Company's possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied.

    Except as otherwise provided in this Article 8 or in the applicable Award Agreement, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after the last day of the Period of Restriction.

    8.6 VOTING RIGHTS. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares.

    8.7 DIVIDENDS AND OTHER DISTRIBUTIONS. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may be credited with regular cash dividends paid with respect to the underlying Shares while they are so held. The Committee may apply any restrictions to the dividends that the Committee deems appropriate.

    In the event that any dividend constitutes a "derivative security" or an "equity security" pursuant to Rule 16(a) under the Exchange Act, such dividend shall be subject to a vesting period equal to the remaining vesting period of the Shares of Restricted Stock with respect to which the dividend is paid.

    8.8 TERMINATION OF EMPLOYMENT. Each Restricted Stock Award Agreement shall set forth the extent to which the Participant shall have the right to receive unvested Restricted Shares following termination of the Participant's employment with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with Participants, need not be uniform among all Shares of Restricted Stock issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of employment. In amplification but not limitation of the foregoing, in the case of an award of Restricted Stock to a Named Executive Officer which is intended to qualify for the Performance-Based Exception, the Award Agreement may provide that such Restricted Stock may become payable in the event of a termination of employment by reason of death, Disability or Change in Control, such payment not to occur before attainment of the related performance goal.

ARTICLE 9. PERFORMANCE SHARES
    9.1 GRANT OF PERFORMANCE SHARES. Subject to the terms and provisions of the Plan, Performance Shares may be granted to eligible Key Employees or Outside Consultants in such amount and upon such terms, and at such time(s), as shall be determined by the Committee. The number and/or vesting of Performance Shares granted, in the Committee's discretion, shall be contingent upon the degree of attainment of specified performance goals or other conditions over a specified period (the "Performance Period"). The terms and provisions of an Award of Performance Shares shall be evidenced by an appropriate Award Agreement.

    9.2 VALUE OF PERFORMANCE SHARES. The value of a Performance Share at any time shall equal the Fair Market Value of a Share at such time.

    9.3 FORM AND TIMING OF PAYMENT OF PERFORMANCE SHARES. During the course of a Performance Period, the Committee shall determine the number of Performance Shares as to which the Participant has earned a right to be paid pursuant to the terms of the applicable Award Agreement. The Committee shall pay any earned Performance Shares as soon as practicable after they are earned in the form of cash, Shares or a combination thereof (as determined by the Committee) having an aggregate Fair Market Value equal to the value of the earned Performance Shares as of the date they are earned. Any Shares used to pay out earned Performance Shares may be granted subject to any restrictions deemed appropriate by the Committee. In addition, the Committee, in its discretion, may cancel any earned Performance Shares and grant Stock Options to the Participant which the Committee determines to be of equivalent value based on a conversion formula stated in the Performance Shares Award Agreement.

    The Committee, in its discretion, may also grant dividend equivalents rights with respect to earned but unpaid Performance Shares as evidenced by the applicable Award Agreement. Performance Shares shall not have any voting rights.

    9.4 TERMINATION OF EMPLOYMENT. Each Performance Share Award Agreement shall set forth the extent to which the Participant shall have the right to receive unearned Performance Shares following termination of the Participant's employment with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreements entered into with Participants, need not be uniform among all Performance Shares awarded pursuant to the Plan, and may reflect distinctions based on the reasons of termination of employment. In amplification but not limitation of the foregoing, in the case of an award of Performance Shares to a Named Executive Officer which is intended to qualify for the Performance-Based Exception, the Award Agreement may provide that such Performance Shares may become payable in the event of a termination of employment by reason of death, Disability or Change in Control, such payment not to occur before attainment of the related performance goal.

    9.5 NONTRANSFERABILITY. Except as otherwise provided in a Participant's Award Agreement, Performance Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement, a Participant's rights under the Plan shall be exercisable during the Participant's lifetime only by the Participant.

ARTICLE 10. PERFORMANCE MEASURES
    The performance measure(s) to be used for purposes of Awards (other than Options) to Named Executive Officers which are designed to qualify for the Performance-Based Exception shall be chosen from among the following alternatives:

    (a)   Earnings Per Share;

    (b)   Net Income;

    (c)   Operating Margin;

    (d)   Return On Assets;

    (e)   Return On Equity;

    (f)   Revenues; or

    (g)   Total Shareholder Return.

    In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing performance measures without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval.

ARTICLE 11. BENEFICIARY DESIGNATION
    Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

ARTICLE 12. DEFERRALS
    The Committee may permit a Participant to defer such Participant's receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option or SAR, the lapse or waiver of restrictions with respect to Restricted Stock, or the satisfaction of any requirements or goals with respect to Performance Shares. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals.

ARTICLE 13. RIGHTS OF KEY EMPLOYEES
    13.1 EMPLOYMENT. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Company. For purposes of this Plan, a transfer of a Participant's employment between the Company and a Subsidiary, or between Subsidiaries, shall not be deemed to be a termination of employment.

     13.2 PARTICIPATION. No Key Employee shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

ARTICLE 14. CHANGE IN CONTROL
    14.1 TREATMENT OF OUTSTANDING AWARDS. Upon the occurrence of a Change in Control, unless otherwise specifically prohibited under applicable laws, or by the rules and regulations of any governing governmental agencies or national securities exchanges:

      (a) Any and all Options and SARs granted hereunder shall become immediately exercisable, and shall remain exercisable throughout their entire term;

      (b) Any restriction periods and restrictions imposed on shares of Restricted Stock shall lapse; and

      (c) The target payout opportunities attainable under all outstanding Awards of Restricted Stock and Performance Shares shall be deemed to have been fully earned for the entire Performance Period(s) as of the effective date of the Change in Control, and the vesting of all Awards shall be accelerated as of the effective date of the Change in Control.

    14.2 LIMITATION ON CHANGE-IN-CONTROL BENEFITS. It is the intention of the Company and the Participants to reduce the amounts payable or distributable to a Participant hereunder if the aggregate Net After Tax Receipts (as defined below) to the Participant would thereby be increased, as a result of the application of the excise tax provisions of Section 4999 of the Code. Accordingly, anything in this Plan to the contrary notwithstanding, in the event that the independent accountants regularly employed by the Company immediately prior to any "change" described below (the "Accounting Firm") shall determine that receipt of all Payments (as defined below) would subject the Participant to tax under Section 4999 of the Code, it shall determine whether some amount of Payments would meet the definition of a "Reduced Amount," (as defined below). If the Accounting Firm determines that there is a Reduced Amount, the aggregate Payments shall be reduced to such Reduced Amount in accordance with the provisions of Section 14.2(b) below.

    (a)  For purposes of this Section 14.2(a):

         (i) A "Payment" shall mean any payment or distribution in the nature of compensation to or for the benefit of a Participant who is a "disqualified individual" within the meaning of Section 280G(c) of the Code and which is contingent on a "change" described in
               Section 280G(b)(2)(A)(i) of the Code with respect to the Company, whether paid or payable pursuant to this Plan or otherwise;

         (ii) "Plan Payment" shall mean a Payment paid or payable pursuant to this Plan (disregarding this Section 14.2);

         (iii) "Net After Tax Receipt" shall mean the Present Value of a Payment, net of all taxes imposed on the Participant with respect thereto under Sections 1 and 4999 of the Code, determined by applying the highest marginal rate under Section 1 of the Code which applied to the Participant's Federal taxable income for the immediately preceding taxable year;

         (iv) "Present Value" shall mean such value determined in accordance with Section 280G(d)(4) of the Code; and

         (v) "Reduced Amount" shall mean the smallest aggregate amount of Payments which (A) is less than the sum of all Payments and (B) results in aggregate Net After Tax Receipts which are equal to or greater than the Net After Tax Receipts which would result if all Payments were paid to or for the benefit of the Participant.

    (b) If the Accounting Firm determines that aggregate Payments should be reduced to the Reduced Amount, the Committee shall promptly give the Participant notice to that effect and a copy of the detailed calculation thereof, and the Participant may then elect, in the Participant's sole discretion, which and how much of the Payments, including without limitation Plan Payments, shall be eliminated or reduced (as long as after such election the Present Value of the aggregate Payments is equal to the Reduced Amount), and shall advise the Committee in writing of such election within ten (10) days of the Participant's receipt of notice. If no such election is made by the Participant within such ten (10) day period, the Committee may elect which of the Payments, including without limitation Plan Payments, shall be eliminated or reduced (as long as after such election the Present Value of the aggregate Payments is equal to the Reduced Amount) and shall notify the Participant promptly of such election. All determinations made by the Accounting Firm under this
         Section 14.2 shall be binding upon the Company and the Participant and shall be made within sixty (60) days immediately following the event constituting the "change" referred to above. As promptly as practicable following such determination, the Company shall pay to or distribute for the benefit of the Participant such Payments as are then due to the Participant under this Plan.

    (c) At the time of the initial determination by the Accounting Firm hereunder, it is possible that amounts will have been paid or distributed by the Company to or for the benefit of the Participant pursuant to this Plan which should not have been so paid or distributed ("Overpayment") or that additional amounts which will have not been paid or distributed by the Company to or for the benefit of the Participant pursuant to this Plan could have been so paid or distributed ("Underpayment"), in each case, consistent with the calculation of the Reduced Amount hereunder. In the event that the Accounting Firm, based either upon the assertion of a deficiency by the Internal Revenue Service against the Company or the Participant which the Accounting Firm believes has a high probability of success or controlling precedent or other substantial authority, determines that an Overpayment has been made, any such Overpayment paid or distributed by the Company to or for the benefit of the Participant shall be treated for all purposes as a loan ab initio to the Participant which the Participant shall repay to the Company together with interest at the applicable Federal rate provided for in Section 7872(f)(2) of the Code; provided, however, that no such loan shall be deemed to have been made and no amount shall be payable by the Participant to the Company if and to the extent such deemed loan and payment would not either reduce the amount on which the Participant is subject to tax under Section 1 and Section 4999 of the Code or generate a refund of such taxes.

         In the event that the Accounting Firm, based upon controlling precedent or other substantial authority, determines that an Underpayment has occurred, any such Underpayment shall be promptly paid by the Company to or for the benefit of the Participant together with interest at the applicable Federal rate provided for in Section 7872(f)(2) of the Code.

    14.3 TERMINATION, AMENDMENT, AND MODIFICATIONS OF CHANGE-IN-CONTROL PROVISIONS. Notwithstanding any other provision of this Plan or any Award Agreement provision, the provisions of this Article 14 may not be terminated, amended, or modified on or after the date of a Change in Control to affect adversely any Award theretofore granted under the Plan without the prior written consent of the Participant with respect to said Participant's outstanding Awards; provided, however, the Board of Directors, upon recommendation of the Committee, may terminate, amend, or modify this Article 14 at any time and from time to prior to the date of a Change in Control.

ARTICLE 15. AMENDMENT, MODIFICATION, AND TERMINATION

    15.1 AMENDMENT, MODIFICATION, AND TERMINATION. The Board may at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part. The Committee shall not have the authority to cancel outstanding Awards and issue substitute Awards in replacement thereof.

    15.2 AWARDS PREVIOUSLY GRANTED. No termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award.

    15.3 ACCELERATION OF AWARD VESTING; WAIVER OF RESTRICTIONS. Notwithstanding any provision of this Plan or any Award Agreement provision to the contrary, the Committee, in its sole and exclusive discretion, shall have the power at any time to (i) accelerate the vesting of any Award granted under the Plan, including without limitation, acceleration to such a date that would result in said Awards becoming immediately vested, or (ii) waive any restrictions of any Award granted under the Plan.

ARTICLE 16. WITHHOLDING
    16.1 TAX WITHHOLDING. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any taxable event arising as a result of this Plan.

    16.2 SHARE WITHHOLDING. With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising as a result of Awards granted hereunder, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date as of which the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction. All such elections shall be made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

ARTICLE 17. INDEMNIFICATION
    Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

ARTICLE 18. SUCCESSORS
    All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

ARTICLE 19. LEGAL CONSTRUCTION
    19.1 GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

    19.2 SEVERABILITY. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

    19.3 REQUIREMENTS OF LAW. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

    19.4 SECURITIES LAW COMPLIANCE. With respect to Insiders, transactions under this Plan are intended to comply with all applicable conditions or Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

    19.5 GOVERNING LAW. To the extent not preempted by Federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the Commonwealth of Virginia.

PROXY             BASSETT FURNITURE INDUSTRIES, INCORPORATED

               PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE
                    ANNUAL MEETING TO BE HELD MARCH 24, 1998

            The undersigned hereby appoints Jay R. Hervey and Douglas W. Miller each or either of them, proxies, with full power of substitution, with the powers the undersigned would possess if personally present, to vote, as designated below, all shares of the $5.00 par value Common Stock of the undersigned in Bassett Furniture Industries, Incorporated at the Annual Meeting of Stockholders to be held March 24, 1998, and at any adjournment thereof.

            THIS PROXY WILL BE VOTED AS SPECIFIED HEREIN AND, UNLESS OTHERWISE DIRECTED, WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AS DIRECTORS, FOR THE APPROVAL OF THE COMPANY'S 1997 EMPLOYEE STOCK PLAN, FOR THE SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS AND AGAINST THE STOCKHOLDER PROPOSAL. The Board of Directors recommends voting FOR on items 1, 2 and 3 and AGAINST on item 4.

1. ELECTION OF DIRECTORS: Nominees are Amy Woods Brinkley, Peter W. Brown, M.D., Thomas E. Capps, Willie D. Davis, Alan T. Dickson, Paul Fulton, William H. Goodwin, Jr., Howard H. Haworth, James W. McGlothlin, Thomas
      W. Moss, Jr., Michael E. Murphy, Albert F. Sloan, and Robert H. Spilman,
      Jr.

      [ ] FOR all listed nominees (except do not vote for the nominee(s) whose name(s) I have written below)

            -------------------------------------------------------

      [ ]   WITHHOLD AUTHORITY to vote for listed nominees


2.    APPROVAL OF THE COMPANY'S 1997 EMPLOYEE STOCK PLAN

      [ ] FOR              [ ] AGAINST                 [ ] ABSTAIN

3. RATIFICATION OF SELECTION OF ARTHUR ANDERSEN LLP AS INDEPENDENT PUBLIC ACCOUNTANTS

      [ ] FOR              [ ] AGAINST                 [ ] ABSTAIN

4.    STOCKHOLDER PROPOSAL REGARDING INDEPENDENT CHAIRPERSON

      [ ] FOR              [ ] AGAINST                 [ ] ABSTAIN


                          (continued on other side)

      (continued from other side)

5. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. Receipt of Notice of Annual Meeting of Stockholders and accompanying Proxy Statement is hereby acknowledged by the undersigned. Please date and sign exactly as printed below and return promptly in the enclosed postage paid envelope.







            Dated:                                     , 1998
                  -------------------------------------

      -------------------------------------------------

      -------------------------------------------------

      -------------------------------------------------
      When signing as attorney, executor, administrator, trustee, guardian, etc. give title as such. If joint account, each joint owner should sign.)




 PLEASE DETACH AND RETURN THIS PORTION IN THE ENCLOSED POSTAGE PAID ENVELOPE.



                    SEE OTHER SIDE FOR A DESCRIPTION OF THE
         PROPOSALS AND THE BOARD OF DIRECTORS' VOTING RECOMMENDATIONS.

      DATE AND SIGN ABOVE AFTER COMPLETING THE OTHER SIDE, THEN DETACH AND RETURN THE ABOVE PORTION OF THE CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                                                                                         DIRECTORS
PROPOSALS                                                                                RECOMMEND
---------                                                                                ---------
1.   Election of all nominees as Directors. All nominees are incumbent
     Directors seeking either re-election for a one-year term or initial
     election to a full one-year term.                                                    FOR -->


2.   Approval of 1997 Employee Stock Plan, replacing 1993 Long Term Incentive
     Plan.                                                                                FOR -->

3.   Ratification of Selection of Arthur Anderson LLP as independent public
     accountants for 1998 fiscal year.                                                    FOR -->

4.   Proposal from stockholder seeking amendment of Company's Bylaws to require that an "Independent Director" be appointed to serve as Chairperson of the
     Board of Directors.                                                                AGAINST -->